  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 1999.

                                                      REGISTRATION NO. 33-92226
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              ------------------

                         POST-EFFECTIVE AMENDMENT NO. 2                      [X]

                                   FORM S-6

    FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT
                  INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                              ------------------

                      PFL ENDEAVOR VARIABLE LIFE ACCOUNT
                          (EXACT NAME OF REGISTRANT)

                          PFL LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                           4333 EDGEWOOD ROAD, N.E.
                            CEDAR RAPIDS, IA 52499
         (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                              ------------------

                            WILLIAM L. BUSLER, ESQ.
                                   PRESIDENT
                          PFL LIFE INSURANCE COMPANY
                           4333 EDGEWOOD ROAD, N.E.
                            CEDAR RAPIDS, IA 52499
               (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)

                              ------------------

                                   COPY TO:

                          FREDERICK R. BELLAMY, ESQ.
                       SUTHERLAND, ASBILL & BRENNAN LLP
                        1275 PENNSYLVANIA AVENUE, N.W.
                          WASHINGTON, D.C. 20004-2404

  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

  TITLE OF SECURITIES BEING REGISTERED: Individual flexible premium variable life insurance policies.




                         ----------------------------

It is proposed that this filing will become effective:

        immediately upon filing pursuant to paragraph (b) of Rule 485.
------

  X     on May 1, 1999 pursuant to paragraph (b)(1)(iii) of Rule 485.
------

        60 days after filing pursuant to paragraph (a)(i) of Rule 485.
------

        on May 1, 1999 pursuant to paragraph (a)(i) of Rule 485.
------

If appropriate, check the following box:

                This post-effective amendment designates a new effective date
        -------
for a previously filed post-effective amendment.

     RECONCILIATION AND TIE BETWEEN ITEMS IN FORM N-8B-2 AND THE PROSPECTUS

 N-8B-2
  ITEM  CAPTION IN PROSPECTUS
 ------ ---------------------
    1   Cover Page
    2   Cover Page
    3   Not Applicable
    4   Distribution of the Policy
    5   PFL and The Accounts
    6   PFL and The Accounts
    7   Not Applicable
    8   Not Applicable
    9   Legal Proceedings
   10   Introduction; PFL and The Accounts; Charges and Deductions; Policy
        Rights and Benefits; Voting Rights; General Provisions
   11   Introduction; PFL and The Accounts
   12   Introduction; PFL and The Accounts
   13   Introduction; Charges and Deductions; PFL and The Accounts
   14   Introduction; Issuance of Policy
   15   Payment and Allocation of Premiums
   16   Payment and Allocation of Premiums; PFL and The Accounts
   17   Introduction; Charges and Deductions; Policy Rights and Benefits; PFL
        and The Accounts
   18   Payment and Allocation of Premiums; PFL and The Accounts
   19   General Provisions; Voting Rights
   20   Not Applicable
   21   Policy Rights and Benefits; General Provisions
   22   Not Applicable
   23   Safekeeping of the Variable Account Assets
   24   General Provisions
   25   PFL and The Accounts
   26   Not Applicable
   27   PFL and The Accounts
   28   Executive Officers and Directors of PFL
   29   PFL and The Accounts
   30   Not Applicable
   31   Not Applicable
   32   Not Applicable
   33   Not Applicable
   34   Not Applicable
   35   PFL and The Accounts
   36   Not Applicable
   37   Not Applicable
   38   Distribution of the Policy
   39   Distribution of the Policy
   40   Not Applicable
   41   Distribution of the Policies
   42   Not Applicable
   43   Not Applicable
   44   Cash Value
   45   Not Applicable
   46   Cash Value
   47   Introduction; Allocation of Premiums and Cash Values
   48   Not Applicable

 N-8B-2
  ITEM  CAPTION IN PROSPECTUS
 ------ ---------------------
   49   Not Applicable
   50   Not Applicable
   51   Introduction; PFL; Policy Benefits; Charges and Deductions
   52   The Variable Account
   53   Federal Tax Matters
   54   Not Applicable
   55   Not Applicable
   56   Not Applicable
   57   Not Applicable
   58   Not Applicable
   59   Not Applicable

                                                                    PFL ENDEAVOR
                                                                   VARIABLE LIFE

                                                                  Issued Through

                                              PFL ENDEAVOR VARIABLE LIFE ACCOUNT

                                                                              by

                                                      PFL LIFE INSURANCE COMPANY

Prospectus May 1, 1999

This prospectus and the mutual fund prospectuses give you important information about the policies and the mutual funds. Please read them carefully before you invest and keep them for future reference.

If you would like more information about the PFL Endeavor Variable Life Policy, please call us at (800) 525-6205 or write us at: PFL Life Insurance Company, Financial Markets Division, Variable Annuity Department, 4333 Edgewood Road N.E., Cedar Rapids, Iowa, 52499-0001. A registration statement has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. Information about the separate account and the target account can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a web site (http://www.sec.gov) that contains the prospectus, material incorporated by reference, and other information.

Please note that an investment in this policy:

 .is not a bank deposit

 .  is not federally insured

 .  is not endorsed by any bank or government agency

 .  is not guaranteed to achieve its goal

 .  is subject to risk, including loss of the amount invested
The individual flexible premium variable life insurance policy has several investment choices. There is a fixed account, which offers an interest rate that is guaranteed by PFL, and thirteen mutual fund portfolios listed below. You can choose any combination of these investment choices. You bear the entire investment risk for amounts that you put in any of the mutual fund portfolios.

ENDEAVOR SERIES TRUST
 Endeavor Asset Allocation
 Endeavor Money Market
 T. Rowe Price Equity Income
 T. Rowe Price Growth Stock
 T. Rowe Price International Stock
 Endeavor Value Equity
 Endeavor Opportunity Value
 Endeavor Enhanced Index P
 Dreyfus U.S. Government Securities
 Dreyfus Small Cap Value
 Endeavor Select 50
 Endeavor High Yield
 Endeavor Janus Growth

The Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS                                                           Page

GLOSSARY OF TERMS...........................................................   3

POLICY SUMMARY..............................................................   5

RISK SUMMARY................................................................   9

PORTFOLIO ANNUAL EXPENSE TABLE..............................................  12

PFL AND THE ACCOUNTS........................................................  14
PFL Life Insurance Company..................................................  14
The Variable Account........................................................  14
The Fixed Account...........................................................  16

POLICY RIGHTS AND BENEFITS..................................................  18
Death Benefit...............................................................  18
Cash Value..................................................................  21
Transfers...................................................................  22
Policy Loans................................................................  23
Surrender and Cash Withdrawal Privileges....................................  24
Examination of Policy Privilege.............................................  25
Benefits at Maturity........................................................  25
Payment of Policy Benefits..................................................  25

PAYMENT AND ALLOCATION OF PREMIUMS..........................................  26
Issuance of a Policy........................................................  26
Temporary Insurance Coverage................................................  26
Premiums....................................................................  27
Allocation of Premiums and Cash Value.......................................  28
Policy Lapse and Reinstatement..............................................  29

CHARGES AND DEDUCTIONS......................................................  30
Premium Expense Charges.....................................................  30
Contingent Surrender Charges................................................  30
Monthly Deductions..........................................................  31
Transaction Charges.........................................................  32
Variable Account Asset (Daily) Charges......................................  33
Taxes.......................................................................  33
Investment Advisory Fee.....................................................  34
Group or Sponsored Arrangements.............................................  34

FEDERAL TAX MATTERS.........................................................  35
Introduction................................................................  35
Tax Status of the Policy....................................................  35
Tax Treatment of Policy Benefits............................................  35
Possible Tax Law Changes....................................................  37
Possible Charges for PFL's Taxes............................................  37


                                                                            Page

GENERAL PROVISIONS........................................................  37
Postponement of Payments..................................................  37
The Contract..............................................................  37
Suicide...................................................................  37
Incontestability..........................................................  37
Change of Owner or Beneficiary............................................  38
Assignment................................................................  38
Misstatement of Age or Sex................................................  38
Reports and Records.......................................................  38

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS..............................  38

VOTING RIGHTS OF THE VARIABLE ACCOUNT.....................................  39

STATE REGULATION OF PFL...................................................  39

EXECUTIVE OFFICERS AND DIRECTORS OF PFL...................................  39

YEAR 2000 MATTERS.........................................................  40

DISTRIBUTION OF THE POLICIES..............................................  40

LEGAL MATTERS.............................................................  40

IMSA......................................................................  40

LEGAL PROCEEDINGS.........................................................  40

EXPERTS...................................................................  41

ADDITIONAL INFORMATION....................................................  41

INFORMATION ABOUT PFL'S FINANCIAL STATEMENTS..............................  41

APPENDIX A................................................................  42
Past Investment Experience................................................  42

APPENDIX B................................................................  45
Illustration of Benefits..................................................  45

APPENDIX C................................................................  50
The PFL Endeavor Variable Life Account and the "Dollar Cost Averaging"
 Investment Method........................................................  50

INDEX TO FINANCIAL STATEMENTS.............................................  52

GLOSSARY OF TERMS

Attained Age--The issue age plus the number of completed policy years.

Anniversary--The same day and month as the policy date for each succeeding year the policy remains in-force.

Cash Value--The sum of the values in each subaccount plus the policy's value in the fixed account.

Fixed Account--An allocation option other than the variable account. The fixed account is part of PFL's general account.

General Account--The assets of PFL other than those allocated to the variable account or any other separate account.

Guideline Premium--The level annual premium payment necessary to provide the benefits that you select under the policy through its maturity date, based on the particular facts relating to the insured and certain assumptions allowed by law. The dollar amount of the guideline premium is shown on the policy's schedule page.

In-force--Condition under which the coverage is active and the insured's life remains insured.

Initial Premium--The amount that must be paid before coverage begins.

Insured--The person upon whose life the policy is issued.

Issue Age--Issue age refers to the age on the insured's birthday nearest the policy date.

Lapse--Termination of the policy at the end of the grace period.

Loan Reserve--A part of the fixed account to which amounts are transferred as collateral for policy loans.

Maturity Date--The date when coverage under the policy will terminate if the insured is living and the policy is in-force.

Monthly Anniversary--The same date in each succeeding month as the policy date.

For purposes of the variable account, whenever the monthly anniversary falls on a date other than a valuation date, the monthly anniversary will be deemed to be the next valuation date.

Net Surrender Value--The amount payable upon surrender of the policy equal to the cash value less indebtedness and less any surrender charge.

Net Premium--The portion of the premium available for allocation to either the fixed account or the subaccounts. The net premium equals the premium that you paid less any applicable premium expense charges.

PFL--PFL Life Insurance Company.

Planned Periodic Premium--A scheduled premium of a level amount at a fixed interval over a specified period of time. The policy could lapse even if planned periodic premiums are paid in full and on schedule.

Policy Date--The date set forth in the policy when insurance coverage is effective and monthly deductions commence under the policy. The policy date is used to determine policy months, years and anniversaries.

Policyowner ("owner" or "you")--The person who owns the policy and who may exercise all rights under the policy while living.

Record Date--The date the policy is recorded on the books of PFL as an in-force policy.

Specified Amount--The minimum death benefit payable under the policy as long as the policy remains in-force. Any outstanding indebtedness and any due and unpaid charges will reduce the death benefit proceeds.

Subaccount--A subdivision of the variable account. Each subaccount invests exclusively in the shares of a specified portfolio of the funds.

Valuation Date--Each day the New York Stock Exchange is open for trading and any other day when the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued. The determination of the net asset value is made at the end of each valuation day.

Valuation Period--The period beginning the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open and ending at the close of trading on the next succeeding day the New York Stock Exchange is open. The New York Stock Exchange generally closes at 4:00 p.m. eastern time. The New York Stock Exchange is generally closed on holidays.

Variable Account--PFL Endeavor Variable Life Account, a separate investment account established by PFL to receive and invest net premiums allocated to it under the policy.

POLICY SUMMARY

The information in this summary corresponds to the information in the body of this prospectus, which discuss the topics in more detail. Words printed in italics in this prospectus are defined in the Glossary.

The Policy In General

The PFL Endeavor Variable Life Policy is an individual flexible premium variable life insurance policy. The policy is designed to be long-term in nature in order to provide significant life insurance benefits for the insured(s) named in the policy. You should consider the policy in conjunction with other insurance you own. The policy is not suitable as a short-term savings vehicle.

The policy provides a free-look period. You may cancel the policy:

 .  within 10 days after you receive it;

 . within 10 days after PFL mails or delivers a written notice of withdrawal right to you; or

 .  within 45 days after signing the application, whichever is latest.

Certain states require a free-look period longer than 10 days, either for all policyowners or for certain classes of policyowners. In most states, PFL will refund the net premiums plus any charges previously deducted.

Premiums

You have considerable flexibility concerning the amount and frequency of premium payments. PFL will require you to pay an initial premium at least equal to a minimum monthly guaranteed coverage premium set forth in the policy before PFL issues the policy. Thereafter, subject to certain restrictions, you may make premium payments in any amount and at any frequency.

You will also determine a planned periodic premium schedule. The schedule will provide for a premium payment of a level amount at a fixed interval over a specified period of time. Your policy will state the amount and frequency of planned premium payments. You may request to change the amount and frequency of planned premium payments in writing. Payment of the planned premiums may not prevent the policy from lapsing. See "PAYMENT AND ALLOCATION OF PREMIUMS--Policy Lapse and Reinstatement."

The net premium equals the premium paid less the premium expense charges. You determine in the application how PFL will allocate your net premiums. Net premiums may be allocated to the subaccounts, the fixed account, or a combination of both. You may change the allocation of future premiums at any time by notifying PFL in writing. Each portfolio has a different investment objective.

Variable Account Options

You may direct your premiums to any of the subaccounts. The premiums you place in the subaccounts are not guaranteed. The value of each subaccount will increase or decrease, depending on investment performance. You could lose some or all of your money.

Each subaccount invests in shares of a designated portfolio of the Endeavor Series Trust. The following thirteen subaccounts are currently available to you:

ENDEAVOR SERIES TRUST

 Endeavor Asset Allocation Portfolio
 Endeavor Money Market Portfolio
 T. Rowe Price Equity Income Portfolio
 T. Rowe Price Growth Stock Portfolio
 T. Rowe Price International Stock Portfolio
 Endeavor Value Equity Portfolio
 Endeavor Opportunity Value Portfolio
 Endeavor Enhanced Index Portfolio
 Dreyfus U.S. Government Securities Portfolio
 Dreyfus Small Cap Value Portfolio
 Endeavor Select 50 Portfolio
 Endeavor High Yield Portfolio

 Endeavor Janus Growth Portfolio

Fixed Account Options

You may also allocate your premiums to the fixed account.

PFL will credit interest to amounts in the fixed account at an effective annual rate of at least 4% per year. PFL may credit amounts in the fixed account with interest at a current interest rate in excess of 4%. Once determined, a current interest rate will be guaranteed for at least one year. You bear the risk that the current interest rate will not exceed 4% per year. PFL bears the full investment risk for all cash value in the fixed account.

Cash Value

The policy's cash value in the variable account will increase or decrease to reflect:

 .  the amount and frequency of premium payments;

 .  the investment experience of the chosen subaccounts;

 .  any partial surrenders; and

 .  any charges imposed in connection with the policy.

You bear the entire investment risk for amounts allocated to the variable account. PFL does not guarantee a minimum cash value.

Transfers

Subject to certain restrictions, you may transfer amounts among the subaccounts of the variable account or from the subaccounts to the fixed account. Transfers may also be made from the fixed account to the subaccounts subject to certain restrictions. The transfer will be effective on the first valuation date on or following the day PFL receives appropriate notice of such transfer at the administrative office.

PFL reserves the right to impose a charge of $25 for each transfer following the first twelve transfers made during any policy year. However, PFL does not currently impose a charge for transfers, regardless of the number made.

Charges and Deductions

Various charges may be deducted from premiums, periodically from cash value, and upon surrender.

Premium Charges. PFL will deduct a sales charge and any applicable premium tax charge from each premium. The sales charge is 2.5% of each premium, and the premium tax charge is 2.5% of each premium (so the total deducted from each premium is 5.0% of the premium). PFL guarantees that these charges will not increase for the life of the policy.

Surrender Charges. PFL deducts a surrender charge from certain early surrenders or cash withdrawals. The surrender charge applies in the first fifteen policy years. It consists of both a deferred sales charge of up to 26.5% of premiums and a deferred issue (or underwriting) charge of up to $5.00 per $1,000 of specified amount. A surrender charge also applies in the first fifteen years after an increase in specified amount. However, up to 10% of the cash value can be withdrawn free of surrender charge once each policy year after the first year.

The surrender charge may be significant. You may not have net surrender value if you surrender your policy in the early policy years.

Variable Account Asset (Daily) Charges. PFL deducts various charges from the assets of the variable account on a daily basis to compensate PFL for the following:

 .mortality and expense risks (0.90%);

 .administrative expenses (0.40%);

 .distribution expenses (0.50%); and

 .deferred acquisition cost taxes (0.10%).

The total of these charges equals the daily equivalent of an annual charge of 1.90% of the variable account assets for the first ten policy years, and 1.30% thereafter. The charges for distribution expenses and deferred acquisition cost taxes only apply for ten years. These charges are guaranteed not to increase for the life of the policy and are not deducted from the fixed account.

Monthly Deductions. PFL deducts the following two charges from the cash value each month:

 .  a $5.00 monthly administrative charge (guaranteed not to increase); and

 . a monthly charge for the cost of insurance that varies according to the insured's age, sex, and risk classification.

Transaction Charges. PFL may deduct a transaction charge of $25 for each transfer in excess of 12 in any one-policy year. PFL currently waives this charge. PFL also charges for each partial withdrawal of cash value. This charge is the lesser of $25 or 2% of the amount withdrawn.

Other Charges and Expenses. PFL does not currently make deductions from the variable account for federal or state income taxes. PFL reserves the right to do so.

Management Fees and Other Expenses. Management fees and other expenses are deducted from each applicable portfolio. The management fees and other expenses for each portfolio for 1998, stated as a percentage of the aggregate average daily net assets of the portfolio, are found in the "Portfolio Annual Expense Table".

Loans

After the first anniversary, you may obtain a policy loan in any amount that is not greater than 90% of the net surrender value. The net surrender value is the cash value less any indebtedness and less any surrender charges. Please note that a loan taken from, or secured by, a policy may be treated as a taxable distribution, and may also be subject to a penalty tax.

A loan interest rate of 8.0% per annum is charged in advance. Loan interest is due at each anniversary. If you do not pay the interest when due, it will be added to the loan and bear interest at the same rate. We will transfer the requested loan amount, plus interest in advance, from the variable account to the loan reserve and we will credit it with guaranteed interest at a rate of 4% per year. The loan reserve is part of PFL's general account. PFL may credit the loan reserve with additional interest at a rate higher than 4% per year. PFL is currently crediting the loan reserve with a rate higher than 4% per year. The minimum loan amount is generally $500. When you repay a loan, PFL transfers amounts in the loan reserve in excess of the outstanding value of the loan to the variable account in the same manner as net premium allocations.

Death Benefit

The policy provides for PFL to pay benefits when the insured dies. The policy contains the following death benefit options:

 . Death Benefit Option A. The death benefit is the greater of (a) the specified amount of the policy or (b) a specified percentage times the cash value of the policy on the date the insured dies.

 . Death Benefit Option B. The death benefit is the greater of (a) the specified amount of the policy plus the cash value of the policy on the date the insured dies or (b) a specified percentage of cash value of the policy on the date the insured dies.

Under both death benefit options, the death benefit will not be less than the current specified amount of the policy, as long as the policy remains in-force. Any outstanding indebtedness and any due and unpaid charges will reduce these proceeds. Any additional insurance benefits added by a rider and any unearned loan interest will increase these proceeds. Your policy will state the minimum specified amount.

PFL may pay benefits under the policy in a lump sum or under one of the settlement options set forth in the policy.

You have significant flexibility to adjust the death benefit payable by increasing or decreasing the specified amount of the policy or by changing your death benefit option. You may change the death benefit option only once each policy year and only after the third policy year. No increase in the specified amount may be requested during the first policy year nor on or after the insured's attained age 86. No decrease may be requested during the first policy year. Any increase in the specified amount will:

 .  result in additional charges;

 .  be subject to PFL's underwriting requirements; and

 .  be subject to suicide exclusions and incontestability restrictions.

Partial Withdrawals and Surrenders

You may totally surrender the policy at any time and receive the net surrender value of the policy. Subject to certain limitations, you may also make cash withdrawals from the policy at any time after the first policy year and prior to the maturity date. If Death Benefit Option A is in effect, cash withdrawals will reduce the policy's specified amount by the amount of the cash withdrawal. The net surrender value is the cash value less any indebtedness and less any surrender charge.

Withdrawals and total surrenders may be taxable, and may be subject to a penalty tax and surrender charges.

Inquiries

If you need more information, please contact us at:

  Administrative Office
  Financial Markets Division
  Variable Annuity Department
  PFL Life Insurance Company
  4333 Edgewood Road N.E.
  P.O. Box 3183
  Cedar Rapids, IA 52406-3183

RISK SUMMARY

Investment Risk

You bear investment risk with respect to the subaccounts. See the Endeavor Series Trust prospectus for more specific information regarding these risks.

Risk of Lapse

The policy will lapse whenever net surrender value is insufficient to pay the monthly deduction, and a grace period expires without you making a sufficient payment. The failure to pay a planned periodic premium will not automatically cause the policy to lapse. The policy can lapse even if you pay planned periodic premiums on schedule, or you pay premiums in other amounts, if net surrender value is insufficient to pay certain monthly charges, and a grace period expires without a sufficient payment. If the insured is alive and the policy is in-force on the maturity date, the policy will then terminate and no longer be in-force as of the maturity date. PFL will pay you the net surrender value as of the maturity date.

The policy has a "death benefit guarantee" that prevents lapse in certain circumstances. During the first three policy years, the policy will remain in-force and no grace period will begin, provided:
 . you do not increase the specified amount; and . the total premiums you paid (minus any withdrawals and outstanding loans)
   equals or exceeds the minimum monthly guarantee premium, times the number of months since the policy date, including the current month.

Tax Risks

PFL believes that a policy issued on a standard rate class should meet the definition of a life insurance contract under Section 7702 of the Internal Revenue Code.

There is little guidance with respect to a policy that is issued on a substandard rate class (e.g., where higher cost of insurance charges are imposed because of the insured's health or other conditions). Thus, it is not clear whether such a policy would satisfy Section 7702, particularly if you pay the full amount of premiums permitted under the policy. If it is subsequently determined that a policy does not qualify as a life insurance contract, PFL will take whatever steps are appropriate and reasonable to attempt to have such a policy comply with Section 7702. For these reasons, PFL reserves the right to modify the policy as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Assuming that a policy qualifies as a life insurance contract for federal income tax purposes, PFL believes that the death benefit paid under the policy generally should be fully excludable from the gross income of the beneficiary for federal income tax purposes. Moreover, you should not be deemed in constructive receipt of cash values under a policy until there is a distribution from the policy.

A policy may be treated as a "modified endowment contract" depending upon the amount of premiums paid in relation to the death benefit. If the policy is a modified endowment contract, then all pre-death distributions, including policy loans and loans secured by a policy, will be treated first as a distribution of taxable income to the extent of any gain and then as a return of basis or investment in the contract. In addition, prior to age 59 1/2 any distributions of gains generally will be subject to a 10% penalty tax.

If a policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Moreover, policy loans and loans secured by a policy will not be treated as distributions. Finally, neither distributions nor loans from a policy that is not a modified endowment contract are subject to the 10% penalty tax.

Limits on Withdrawals

PFL limits cash withdrawals to a minimum of $500. Cash withdrawals may not cause the net surrender value after the cash withdrawal to be less than $500. Cash withdrawals will affect the policy's cash value, the death benefit, and (if you choose Death Benefit Option A) the specified amount. (See, Surrender and Cash Withdrawal Privileges.) PFL will not permit a cash withdrawal that would reduce the specified amount below the minimum specified amount set forth in your policy, or cause the policy to fail to qualify as life insurance under the Internal Revenue Code.

Federal income taxes and a tax penalty may apply to cash withdrawals and surrenders.

Effects of Policy Loans

The risks involved in taking a policy loan include:

 . adverse tax consequences which will occur if a policy lapses with loans outstanding; and

 . the additional potential for a policy to lapse if projected earnings are not achieved. This is taking outstanding loans into account.

A policy loan will also affect the cash value and death benefit. (See Policy Loans.)

Effects of Surrender Charges

The surrender charges under this policy are significant, especially in the early policy years. There is the risk that you will not receive anything if you surrender your policy, especially in the early policy years. You should purchase this policy only if you have the financial ability to keep it in force at the initial specified amount for a substantial period of time.

Even if you do not ask to surrender your policy, surrender charges play a role in determining whether your policy will lapse. Net surrender value is the measure PFL uses each month after the no lapse period to determine whether your policy will remain in-force or will lapse.

Comparison With Other Insurance Policies

Like conventional fixed-benefit life insurance, as long as the policy remains in-force, the policy will provide for:
 .  the payment of a minimum death benefit to a beneficiary upon the insured's death;
 .  the accumulation of cash value; and
 .  surrender rights and policy loan privileges.

The policy differs from conventional fixed-benefit life insurance by allowing you to allocate net premiums to one or more subaccounts, to the fixed account, or to a combination of both. Each subaccount invests in a designated portfolio of the Endeavor Series Trust.

Unlike conventional fixed-benefit life insurance, the amount and/or duration of the life insurance coverage and the cash value of the policy are not guaranteed and may increase or decrease depending upon the investment experience of the selected subaccounts of the variable account. You bear the investment risk of any depreciation in value of the underlying portfolio shares in the subaccounts, but reap the benefits of any appreciation in value.

Also, unlike conventional fixed-benefit life insurance, you have the flexibility, subject to certain restrictions, to vary the frequency and amount of premium payments and to adjust the death benefits payable under the policy by increasing or decreasing the specified amount. Thus, unlike the conventional fixed-benefit life insurance, the policy does not require you to adhere to a fixed premium schedule.

The failure to pay a planned periodic premium will not necessarily cause the policy to lapse. However, the policy may lapse even if you pay the scheduled premiums, because additional premium payments may be necessary to prevent lapse if the net surrender value is insufficient to pay certain monthly charges, and you do not make a sufficient payment before a grace period expires. See

"PAYMENT AND ALLOCATION OF PREMIUMS--Policy Lapse and Reinstatement."

Illustrations

The hypothetical illustration at the end of this prospectus and any specific ones used in connection with the purchase of a policy are based on hypothetical rates of return. These rates are not guaranteed, and are provided only to illustrate how the specified amount, policy charges and hypothetical rates of return affect death benefit levels, cash value, and net surrender value of the policy.

We may also illustrate policy values based on the adjusted historical performance of the portfolios since the portfolios' inception, reduced by policy subaccount charges. These figures will not reflect all of the policy charges. Those charges would reduce the performance figures.

The hypothetical and adjusted historic portfolio rates illustrated should not be considered to represent past or future performance. There is a risk that actual rates of return may be higher or lower than those illustrated, so that the values under your policy will be different from those in the illustrations.

PORTFOLIO ANNUAL EXPENSE TABLE

This table shows the fees and expenses charged by the portfolios. See the fund's prospectuses for more detail concerning the portfolios' fees and expenses.

                 Annual Portfolio Operating Expenses(/1/)

 (as a percentage of average net assets and after expense reimbursements)

                                                                     Total
                                  Management  Other   Rule 12b-1    Annual
                                     Fees    Expenses Fees(/2/)  Expenses(/3/)
                                  ---------- -------- ---------- -------------
  Endeavor Money Market..........   0.50%     0.10%       --         0.60%
  Endeavor Asset Allocation......   0.75%     0.03%     0.02%        0.80%
  Endeavor Value Equity..........   0.80%     0.04%     0.01%        0.85%
  Endeavor Opportunity
   Value(/4/)....................   0.80%     0.18%     0.01%        0.99%
  Endeavor Enhanced Index........   0.75%     0.35%       --         1.10%
  Endeavor Select 50(/5/)........   1.10%     0.39%       --         1.49%
  Endeavor High Yield(/6/).......   0.775%    0.525%      --         1.30%
  Dreyfus Small Cap Value........   0.80%     0.06%     0.08%        0.94%
  Dreyfus U.S. Government
   Securities(/7/)...............   0.60%     0.12%       --         0.72%
  T. Rowe Price Equity Income....   0.80%     0.05%       --         0.85%
  T. Rowe Price Growth Stock.....   0.80%     0.07%       --         0.87%
  T. Rowe Price International
   Stock(/8/)....................   0.90%     0.08%       --         0.98%
  Endeavor Janus Growth(/9/).....   0.775%    0.095%      --         0.87%

(/1/) The fee table information relating to the Endeavor Series Trust was provided to PFL by Endeavor Management Co., and PFL has not independently verified such information. Actual future expenses of the portfolios may be greater or less than those shown in the Table.

(/2/) The Board of Trustees of Endeavor Series Trust has authorized an arrangement whereby, subject to best price and execution, executing brokers will share commissions with the Trust's affiliated broker. Under supervision of the Trustees, the affiliated broker will use the "recaptured commission" to promote marketing of the Trust's shares. The staff of the Securities and Exchange Commission believes that, through the use of these recaptured commissions, the Trust is indirectly paying for distribution expenses and such amounts must be shown as 12b-1 fees in the above table. The use of recaptured commissions to promote the sale of the Trust's shares involves no additional costs to the Trust or any Owner. Endeavor Series Trust, based on advice of counsel, does not believe that recaptured brokerage commissions should be treated as 12b-1 fees. For more information on the Trust's Brokerage Enhancement Plan, see the Trust's prospectus accompanying this Prospectus.

(/3/) Endeavor Management Co. has agreed, until further notice, to assume expenses of the Portfolios that exceed the following rates: Endeavor Money Market--0.99%; Endeavor Asset Allocation--1.25%; T. Rowe Price International Stock--1.53%; Endeavor Value Equity--1.30%; Dreyfus Small Cap Value--1.30%; Dreyfus U.S. Government Securities--1.00%; T. Rowe Price Equity Income--1.30%; T. Rowe Price Growth Stock--1.30%; Endeavor Opportunity Value--1.30%; Endeavor Enhanced Index--1.30%; Endeavor Select 50--1.50%; Endeavor High Yield--1.30%. Endeavor Management Co. has agreed for a period of at least one year to assume the expenses of the Endeavor Janus Growth Portfolio that exceed 0.87%. Expenses shown for the Endeavor Janus Growth Portfolio are estimated for 1999. Expenses shown for the Endeavor Select 50 and Endeavor High Yield Portfolios are annualized.

(/4/) Total Portfolio Annual Expenses for the Endeavor Opportunity Value Portfolio before waivers/reimbursement and credits allowed by the custodian for the period ended December 31, 1998 were 1.00%.

(/5/) Total Portfolio Annual Expenses for the Endeavor Select 50 Portfolio before waivers/reimbursement and credit allowed by the custodian for the period ended December 31, 1998 were 1.55% annualized.

(/6/) Total Portfolio Annual Expenses for the Endeavor High Yield Portfolio before waivers/reimbursement and credits allowed to the custodian for the period ended December 31, 1998 were 1.58% annualized.

(/7/) Total Portfolio Annual Expenses for the Dreyfus U.S. Government Securities Portfolio before waiver/reimbursements and credits allowed by the custodian for the period ended December 31, 1998 were 0.73%.

(/8/) Total Portfolio Annual Expenses for the T. Rowe Price International Stock Portfolio before credits allowed by the custodian for the period ended December 31, 1998 were 1.10%.

(/9/) The Endeavor Janus Growth Portfolio is new, so the Total Portfolio Annual Expenses before waivers/reimbursement for the period ending December 31, 1999 are estimated to be 0.895%.

PFL AND THE ACCOUNTS

PFL Life Insurance Company

PFL Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company, Inc. It is engaged in the sale of life and health insurance and annuity policies. PFL is a wholly owned indirect subsidiary of AEGON USA, Inc. which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of AEGON USA, Inc., is indirectly owned by AEGON N.V. of The Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. PFL is licensed in the District of Columbia, Guam, and in all states except New York.

Published Ratings. PFL may publish (in advertisements, sales literature and reports to policyowners), the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's Rating Services ("Standard & Poor's"), and Duff & Phelps, Inc. ("Duff & Phelps"). The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of PFL. The ratings should not be considered as bearing on the investment performance or safety of assets held in the variable account.

Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry.

Standard and Poor's Insurance Ratings Services or Duff & Phelps ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Claims-paying ability ratings do not refer to an insurer's ability to meet non-policy obligations (i.e., debt/commercial paper).

The Variable Account

PFL established the PFL Endeavor Variable Life Account ("variable account") as a separate account on April 4, 1995. The variable account will receive and invest the net premiums paid under this policy and other flexible premium variable life insurance policies PFL issues. Each subaccount invests exclusively in shares of a single mutual fund portfolio of the Endeavor Series Trust.

The variable account currently is divided into thirteen subaccounts. Additional subaccounts may be established in the future at PFL's discretion. Under Iowa law, PFL owns the assets of the variable account. They are held separately from PFL's other assets and are not chargeable with liabilities incurred in PFL's other business operations (except to the extent that the assets in the variable account exceed the variable account's reserves and other liabilities).

Income, gains, and losses incurred on the assets in the subaccounts, whether or not realized, are credited to or charged against that subaccount without regard to other income, gains or losses of any other account or subaccount of PFL. Therefore, the investment performance of any subaccount should be entirely independent of the investment performance of PFL's general account assets or any other account or subaccount PFL maintains. The assets of the variable account shall, however, be available to cover the liabilities of PFL's general account to the extent that the variable account's assets exceed its liabilities arising under the policies it supports.

The variable account is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a unit investment trust and meets the definition of a separate account under federal securities laws. However, the SEC does not supervise the management or the investment practices or policies of the variable account or PFL.

The variable account will invest exclusively in shares of the Endeavor Series Trust. The following thirteen portfolios of the Trust are available under the policies:

ENDEAVOR SERIES TRUST

Subadvised by Morgan Stanley
Asset Management Inc.
  Endeavor Asset Allocation Portfolio
  Endeavor Money Market Portfolio
Subadvised by T. Rowe Price Associates, Inc.
  T. Rowe Price Equity Income Portfolio
  T. Rowe Price Growth Stock Portfolio
Subadvised by Rowe Price-Fleming
International, Inc.:
  T. Rowe Price International Stock Portfolio
Subadvised by OpCap Advisors:
  Endeavor Value Equity Portfolio
  Endeavor Opportunity Value Portfolio
Subadvised by J.P. Morgan Investment Management Inc.:
  Endeavor Enhanced Index Portfolio
Subadvised by The Dreyfus Corporation:
  Dreyfus U.S. Government Securities Portfolio
  Dreyfus Small Cap Value Portfolio
Subadvised by Montgomery Asset Management, LLC
  Endeavor Select 50 Portfolio
Subadvised by Massachusetts Financial Services Company
  Endeavor High Yield Portfolio
Subadvised by Janus Capital Corporation

  Endeavor Janus Growth Portfolio

The assets of each portfolio are held separate from the assets of the other portfolios, and each portfolio has its own distinct investment objectives and policies. Each portfolio operates as a separate investment fund, and the income or losses of one portfolio should have no effect on the investment performance of any other portfolio.

The general public may not purchase shares of these underlying portfolios. The investment objectives and policies may be similar to other portfolios and mutual funds managed by the same investment adviser or manager that are sold directly to the public. You should not expect that the investment results of the other portfolios and mutual funds will be comparable to those of the underlying funds.

More detailed information, including an explanation of the portfolio's investment objectives, may be found in the current prospectus for the Endeavor Series Trust, which is attached to this prospectus. You should read that prospectus carefully before you invest.

PFL may from time to time receive revenue or fees from the underlying portfolios or their manager or subadvisers for administrative, transfer agency, information and other services. The amount of the fees, if any, may be based on the amount of assets that PFL or the variable account invests in the underlying portfolios.

The portfolios are designed to provide an investment vehicle for variable annuity and variable life insurance contracts issued by various insurance companies. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the Endeavor Series Trust prospectus.

Addition, Deletion, or Substitution of Investments. PFL cannot and does not guarantee that any of the portfolios will always be available for premium payments, allocations, or transfers. PFL retains the right, subject to any applicable law, to make certain changes in the variable account and its investments. PFL reserves the right to eliminate the shares of any portfolio held by a subaccount. PFL also reserves the right to substitute shares of another portfolio of the funds, or of another registered open-end management investment company, for the shares of any portfolio,

IF:
 .  the shares of the portfolio are no longer available for investment; or

 . in PFL's judgment, investment in any portfolio would be inappropriate in view of the purposes of the variable account.

To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a subaccount will not be made without prior notice to you and the SEC's prior approval. Nothing contained herein shall prevent the variable account from purchasing other securities for other series or classes of variable insurance policies, or from effecting an exchange between series or classes of variable insurance policies on the basis of requests that you make.

New subaccounts may be established when, in PFL's sole discretion, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing policyowners on a basis PFL determines. Each additional subaccount will purchase shares in a mutual fund portfolio or other investment vehicle. PFL may also eliminate one or more subaccounts if marketing, tax, investment or other conditions warrant such change, subject to applicable laws and regulations. In the event any subaccount is eliminated, PFL will notify you and request a reallocation of the amounts invested in the eliminated subaccount. If you do not provide such reallocation, PFL will reinvest the amounts invested in the eliminated subaccount in the subaccount that invests in the Endeavor Money Market Portfolio (or in a similar portfolio of money market instruments) or in another subaccount, if appropriate.

In the event of any such substitution or change, PFL may, by appropriate endorsement, make such changes in the policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, the variable account may be:

 . operated as a management company under the 1940 Act or any other form permitted by law;

 . deregistered under the 1940 Act in the event such registration is no longer required; or

 .  combined with one or more other separate accounts.

To the extent permitted by applicable law, PFL also may transfer the assets of the variable account associated with the policies to another account or accounts.

The Fixed Account

This prospectus is generally intended to serve as a disclosure document only for the policy and the variable account. For complete details regarding the fixed account, see the policy itself.

Premiums allocated and amounts transferred to the fixed account become part of PFL's general account. Interests in the general account have not been registered under the Securities Act of 1933 (the "1933 Act"), nor is the general account registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts, and PFL has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the fixed account.

The fixed account is made up of all of PFL's general assets, other than those in the variable account or in any other segregated asset account. You may allocate premium payments to the fixed account at the time you make a premium payment or by subsequent transfers from the variable account. Instead of you bearing the investment risk, as is the case for policy value in the variable account, PFL bears the full investment risk for all policy value in the fixed account. Subject to applicable law, PFL has sole discretion to invest the assets of its general account, including the fixed account.

PFL guarantees that it will credit interest to amounts in the fixed account at an effective annual rate of at least 4.0% per year. PFL may credit amounts in the fixed account with interest at a current interest rate in excess of 4.0%. Once declared, PFL will guarantee a current interest rate for at least one year. Transfers out of the fixed account are subject to restrictions on amount and timing. For purposes of crediting interest, the oldest payment or transfer into the fixed account, plus interest allocable to that payment or transfer, will be withdrawn or transferred out first. The next oldest payment, plus interest, will be transferred out next. This is a "first-in, first-out" procedure.

PFL guarantees that at any time prior to the maturity date, the amount in the fixed account allocable to a particular policy:

 . will not be less than the amount of the premium payments allocated or transferred to the fixed account;

 .  plus interest at the rate of 4.0% per year;

 .  plus any excess interest credited to amounts in the fixed account;

 .  less any applicable premium or other taxes allocable to the fixed account;
   and

 . less any amounts deducted from the fixed account for charges in connection with partial surrenders or transfers to the variable account, including any contingent deferred sales charges.

PFL will determine the current interest rates in its sole discretion. You bear the risk that the current interest rate will not exceed 4% per year.

Fixed Account Value. The portion of the cash value allocated to the fixed account (the "fixed account value") will be credited with interest rates, as described below. Because the fixed account value becomes part of PFL's general account, PFL assumes the risk of investment gain or loss on this amount. All assets in the general account are subject to PFL's general liabilities from business operations. At the end of any valuation period, the fixed account value is equal to:

 .  the sum of all net premium payments allocated to the fixed account; plus

 .  any amounts transferred from a subaccount to the fixed account; plus

 .  total interest credited to the fixed account; minus

 .  any amounts charged to pay for monthly deductions as they are due; minus

 .  any cash withdrawals or surrenders from the fixed account; minus

 .  any amounts transferred to a subaccount from the fixed account.

Minimum Guaranteed and Current Interest Rates. The fixed account value, including the loan reserve, is guaranteed to accumulate at a minimum effective annual interest rate of 4%. PFL presently credits the fixed account value with current rates in excess of the minimum guarantee but it is not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Because PFL anticipates changing the current interest rate, PFL will credit different allocations to and from the fixed account value with different current interest rates.

When PFL declares a higher current interest rate on an allocation to the fixed account, PFL guarantees that interest rate on such allocation for at least one-year (the "guarantee period"). IF PFL has transferred the cash value associated with an allocation to the loan reserve, we may apply a different current interest rate to that part of the cash value equal to the loan reserve.

At the end of the guarantee period, PFL reserves the right to declare a new current interest rate on such allocation and accrued interest thereon. The new current interest rate may be a different current interest rate than the current interest rate on new allocations to the fixed account on that date. The rate declared on such allocation and accrued interest thereon at the end of each guarantee period will be guaranteed again for another guarantee period. You assume the risk that interest credited may not exceed the minimum guaranteed rate.

For the purpose of crediting interest, allocations from the fixed account value are accounted for on a first in, first out method when used to provide:

 .  cash withdrawal amounts;

 .  transfers to the variable account; or

 .  monthly deduction charges.

PFL reserves the right to change the method of crediting interest, provided that such changes will not have the effect of reducing the guaranteed annual interest rate below 4% or shorten the guarantee period to less than one year.

Allocations and Withdrawals. PFL will allocate net premium payments and transfers to the fixed account on the first valuation date on or following the date PFL receives the payment or transfer request at its administrative office. Any allocation of any net premium received prior to the policy date will take place on the policy date, or the record date, if later.

For transfers from the fixed account to a subaccount, PFL reserves the right to require that transfer requests be in writing and received at the administrative office within 30 days after an anniversary. The amount that you may transfer each policy year is limited to the greater of:

 .  20% of the amount in the fixed account; or

 . the amount transferred in the prior policy year from the fixed account, unless PFL consents otherwise.

No transfer charge will apply to transfers from the fixed account to a subaccount. Amounts may be withdrawn from the fixed account for cash withdrawals and surrenders only upon your written request, and are subject to any applicable signature guarantee requirements.

PFL further reserves the right to defer payment of transfers, cash withdrawals, or surrenders from the fixed account for up to six months. In addition, policy provisions relating to transfers, cash withdrawals or surrenders from the variable account will also apply to fixed account transactions.

POLICY RIGHTS AND BENEFITS

Death Benefit

PFL will pay the death benefit proceeds of a policy to the named beneficiary in accordance with the designated death benefit option:

 .  as long as the policy remains in-force; and

 .  when PFL receives due proof of the insured's death.

The amount of the death benefit proceeds payable will be determined at the end of the valuation period during which the insured dies. The proceeds may be paid in a lump sum or under one or more of the settlement options set forth in the policy. PFL guarantees that as long as the policy remains in-force, the death benefit proceeds under either option will never be less than the specified amount of the policy, but the proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. Any additional insurance in-force and any unearned loan interest will increase these proceeds.

You have two death benefit options to choose from.

Death Benefit Option A. This death benefit is the greater of:

 .  the specified amount of the policy; or

 . the applicable percentage (the "corridor percentage") times the cash value on the date of death.

The corridor percentage is 250% for an insured age 40 or below on the anniversary prior to the date of death. For an insured with an attained age over 40 on an anniversary, the percentage declines as shown in the following "Corridor Percentage Table." Accordingly, this death benefit will remain level unless the corridor percentage times the cash value exceeds the specified amount, in which case the amount of the death benefit will vary as the cash value varies.

For purposes of this explanation, assume that the insured's attained age is under 40 and that there is no outstanding indebtedness. Under this death benefit, a policy with a $50,000 specified amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of the policy exceeds $20,000, the death benefit will exceed the $50,000 specified amount. Each additional dollar added to cash value above $20,000 will increase the death benefit by $2.50.

Similarly, so long as cash value exceeds $20,000, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, however, the cash value multiplied by the corridor percentage is less than the specified amount, the death benefit will equal the specified amount of the policy.

                           Corridor Percentage Table

  Attained Age           Applicable Percentage
------------------------------------------------------
  40 and under                   250%
------------------------------------------------------
  41 through 45 250% minus 7% for each age over age 40
------------------------------------------------------
  46 through 50 215% minus 6% for each age over age 45
------------------------------------------------------
  51 through 55 185% minus 7% for each age over age 50
------------------------------------------------------
  56 through 60 150% minus 4% for each age over age 55
------------------------------------------------------
  61 through 65 130% minus 2% for each age over age 60
------------------------------------------------------
  66 through 70 120% minus 1% for each age over age 65
------------------------------------------------------
  71 through 75 115% minus 2% for each age over age 70
------------------------------------------------------
  76 through 90                  105%
------------------------------------------------------
  91 through 95 105% minus 1% for each age over age 90


Death Benefit Option B. The death benefit is equal to the greater of:

 .  the specified amount plus the cash value of the policy; or

 . the corridor percentage times the cash value on or prior to the date of death.

The applicable percentage is 250% for an insured age 40 or below on the anniversary prior to the date of death. For insureds with an attained age over 40 on a anniversary, the percentage declines as shown in the "Corridor Percentage Table" above. Accordingly, under this death benefit, the amount of the death benefit will always vary as the cash value varies.

For purposes of this explanation, assume that the insured is under the age of 40 and that there is no outstanding indebtedness. Under this death benefit, a policy with a specified amount of $50,000 will generally pay a death benefit of $50,000 plus cash value. Thus, for example, a policy with a cash value of $10,000 will have a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the policy exceeds $33,333, the death benefit will be greater than the specified amount plus cash value. Each additional dollar of cash value above $33,333 will increase the death benefit by $2.50.

Similarly, any time cash value exceeds $33,333, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, however, cash value multiplied by the corridor percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the policy.

Choosing Death Benefit Option A or Option B. Assuming the death benefit is not being determined by reference to the corridor percentage, Death Benefit Option A will provide a specified amount of death benefit which does not vary with changes in cash value. Thus, under Death Benefit Option A, as cash value increases, PFL's net amount at risk under the policy will decline.

In contrast, Death Benefit Option B involves a constant net amount at risk, again assuming that the death benefit is not being determined by reference to the corridor percentage. Therefore, assuming positive investment experience, the deduction for cost of insurance under a policy with Death Benefit Option A will be less than under a corresponding policy with Death Benefit Option B. Because of this, if investment performance is positive, cash value under Death Benefit Option A will increase faster than under Death Benefit Option B, but the total death benefit under Death Benefit Option B will generally be greater.

Death Benefit Option A generally could be considered more suitable for you if your goal is increasing cash values based upon positive investment experience. Death Benefit Option B generally could be considered more suitable for you if your goal is increasing total death benefits.

Individual circumstances and goals should always be carefully considered in choosing the death benefit option.

Change in Specified Amount. Subject to certain limitations, you may increase or decrease the specified amount of a policy. PFL reserves the right to limit changes to once each policy year. A change in specified amount may affect the net amount at risk, which may affect your cost of insurance charge. A change in specified amount could also have federal income tax consequences.

Decreases. Any decrease in the specified amount will become effective on the monthly anniversary date on or following PFL's receipt of your written request. PFL does not permit you to decrease the specified amount during the first policy year. The specified amount remaining in-force after any decrease may not be less than the minimum specified amount set forth in the policy. If, following the decrease in specified amount, the policy would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited to the extent necessary to meet these requirements. A decrease in the specified amount will be applied against increases in the specified amount in the reverse order from which the increases occurred.

Increases. You must submit a written application to PFL to increase the specified amount. PFL will also require you to submit additional evidence of insurability. PFL reserves the right to decline any increase request. Any increase will become effective on the effective date shown on an endorsement to the policy. The effective date of the increase will be the monthly anniversary on or following written approval of the increase by PFL. No increase in the specified amount will be permitted during the first policy year nor on or after the insured's attained age of 86. An increase need not be accompanied by an additional premium, but there must be sufficient net surrender value to cover the next monthly deduction after the increase becomes effective.

Change in Death Benefit Option. Generally once each policy year, you may change the death benefit option in effect by sending PFL a written request for change. A change in death benefit option may have federal income tax consequences.

Under PFL's current rules, no change may be made if it would result in a specified amount less than the minimum specified amount set forth in the policy. The effective date of any change will be the monthly anniversary on or following receipt of the request. No charges will be imposed for making a change in death benefit option.

If the death benefit option is changed from Death Benefit Option B to Death Benefit Option A, the specified amount will be increased by an amount equal to the policy's cash value on the effective date of change. If the death benefit option is changed from Death Benefit Option A to Death Benefit Option B, the specified amount will be decreased by an amount equal to the cash value on the effective date of the change.

Corridor Percentage. If, pursuant to requirements of the Internal Revenue Code of 1986, as amended, the death benefit under a policy is determined by reference to the corridor percentages discussed above, the policy is described as "in the corridor." An increase in the cash value of the policy will increase the net amount at risk assumed by PFL, and consequently, increase the cost of insurance deducted from the cash value of the policy.

Insurance Protection. As insurance needs change, you may increase or decrease the pure insurance protection provided by a policy (i.e., the difference between the death benefit and the cash value) in one of several ways. These ways include:
 .  increasing or decreasing the specified amount of insurance;
 . changing the level of premium payments; and . making a cash withdrawal from the policy.

Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:
 . A decrease in the specified amount will, subject to the corridor percentage, decrease the insurance protection and the charges under the policy without reducing the cash value.
 . Under Death Benefit Option A, an increased level of premium payments will also reduce the pure insurance protection, until the corridor percentage times the cash value exceeds the specified amount. Furthermore, increased premiums should increase the amount of funds available to keep the policy in-force.
 . A cash withdrawal will reduce the death benefit. However, it has no effect on the amount of pure insurance protection and charges under the policy, unless the death benefit payable is governed by the corridor percentages.
 . An increase in the specified amount may increase the amount of pure insurance protection, depending on the amount of cash value and the resultant corridor percentage. If the insurance protection is increased, the policy charges generally will increase as well.
 . A reduced level of premium payments also generally increases the amount of pure insurance protection under Death Benefit Option A, or maintains the same amount of pure insurance protection under Death Benefit Option B, again depending on the corridor percentage. Furthermore, a reduced level of premium payments results in a reduced amount of cash value and increases the possibility that the policy will lapse.

Increases or decreases in a policy's insurance protection may have adverse federal income tax consequences.

How Death Benefits May Vary in Amount. As long as the policy remains in-force, PFL guarantees that the death benefit will never be less than the specified amount of the policy. Any outstanding indebtedness and any due and unpaid charges will reduce these proceeds. The death benefit may, however, vary with the policy's cash value. Under Death Benefit Option A, the death benefit will only vary when the cash value multiplied by the corridor percentage exceeds the specified amount of the policy. Under Death Benefit Option B, the death benefit will always vary with the cash value because the death benefit equals either the specified amount plus the cash value or the corridor percentage times the cash value.

How the Duration of the Policy May Vary. The duration of the policy depends upon the net surrender value. The policy will remain in-force until maturity so long as the net surrender value is sufficient to pay the monthly deduction. Where net surrender value is insufficient to pay the monthly deduction, and a grace period expires without your adequate payment, the policy will lapse and terminate without value, except as provided for with respect to death benefit guarantees.

Cash Value

At the end of any valuation period, the cash value of the policy is equal to the sum of the subaccount values plus the fixed account value. There is no guaranteed minimum cash value.

Net Surrender Value. You may surrender the policy and receive the policy's net surrender value at any time. The net surrender value as of any date is equal to:
 .  the cash value as of such date; minus
 .  any surrender charge as of such date; minus
 .  any outstanding policy loan; plus

 . any unearned loan interest (loan interest we deduct in advance each year and that is attributable to the period of time after the surrender).

Determination of Values in the Variable Account. On the policy date, the policy's value in a subaccount will equal the portion of any net premium allocated to the subaccount reduced by the portion of the first monthly deduction allocated to that subaccount. Thereafter, on each valuation date, the policy's value in a subaccount will equal:
 .  the policy's value in the subaccount on the preceding valuation date, multiplied by the experience factor for the current valuation period; plus
 .  any net premium payments received during the current valuation period which are allocated to the subaccount; plus
 . all values transferred to the subaccount from the loan reserve, from the fixed account or from another subaccount during the current valuation period; minus
 .  all values transferred from the subaccount to the loan reserve, to the fixed account or to another subaccount during the current valuation period; minus
 .  all cash withdrawals from the subaccount during the current valuation period; minus
 . the portion of the monthly deduction allocated to the subaccount during the current valuation period.

The policy's total value in the variable account equals the sum of the policy's value in each subaccount. A policy's cash value cannot be predetermined because the cash value is dependent upon a number of variables, including the investment experience of the chosen subaccounts, the frequency and amount of premium payments, transfers and surrenders, and charges assessed in connection with the policy.

The Experience Factor. The experience factor measures investment experience during a valuation period. Each subaccount has its own distinct experience factor. A subaccount's experience factor for a valuation period is:
 .  the net asset value for each share of the corresponding portfolio at the end of the current valuation period;
 . increased by the amount per portfolio share of any dividend or capital gain distribution declared by the portfolio during the current valuation period; and
 .  decreased by a charge for any applicable taxes.

The total is then divided by the net asset value per portfolio share at the end of the preceding valuation period. A charge equal to the variable account asset charges is then subtracted.

Transfers

Cash value may be transferred among the subaccounts or from the subaccounts to the fixed account. Transfers may also be made from the fixed account to the subaccounts, subject to certain restrictions. The minimum amount that may be transferred is $100, or the entire subaccount value if less.

The amount of cash value available for transfer from any subaccount, or the fixed account, is determined at the end of the valuation period during which PFL receives the transfer request at the administrative office. Any transfer request received after the close of business at the New York Stock Exchange will be processed using values determined as of the next day the New York Stock Exchange is open for business.

You may make transfer requests in writing or by telephone. Written requests must be in a form acceptable to PFL. You may make telephone transfers upon request without previously authorizing telephone transfers in writing. If, for any reason, you do not want the ability to make transfers by telephone, you should provide written notice to PFL at its administrative office. All telephone transfers should be made by calling PFL toll-free at 1-800-525-6205.

PFL will not be liable for complying with telephone instructions it reasonably believes to be authentic, nor for any loss, damage, cost or expense in acting on such telephone instructions. You will bear the risk of any such loss. PFL will employ reasonable procedures to confirm that telephone instructions are genuine. Such procedures may include (among others):
 .  requiring forms of personal identification prior to acting upon such telephone instructions;
 .  providing written confirmation of your transactions; and/or
 .  tape recording of telephone instructions received from you.

PFL reserves the right to limit transfers to 12 in any policy year. PFL may revoke or modify the transfer privilege. PFL will effect transfers and determine all values in connection with transfers at the end of the valuation period during which it receives the transfer request at the administrative office.

Although PFL does not currently impose a charge for any transfers, PFL reserves the right to impose a $25 charge for each transfer after the first twelve transfers during any policy year.

Policy Loans

After the first policy year and so long as the policy remains in-force, you may borrow money from PFL using the policy as the only security for the loan. The maximum amount that may be borrowed is 90% of the cash value, less any surrender charge and any already outstanding policy loan. PFL reserves the right to limit the amount of any policy loan to at least $500. Outstanding loans have priority over the claims of any assignee or other person. The loan may be repaid totally or in part before the maturity date of the policy and while the policy is in-force. A loan that is taken from, or secured by, a policy may have federal income tax consequences.
PFL will withdraw an amount equal to the loan plus interest in advance until the next anniversary from the account or accounts specified and transfer it to the loan reserve until you repay the loan. If no account is specified, PFL will withdraw the loan amount from each account in the same manner as the current premium allocation instructions.

PFL will normally pay the loan within seven days after it receives your request. You must make such request in a manner permitted by PFL. PFL may postpone loans under certain conditions.

At each anniversary, PFL will compare the amount of the outstanding loan (including any unpaid interest since the prior anniversary) to the amount in the loan reserve. PFL will also make this comparison any time you repay all or part of the loan. At each such time, if the amount of the outstanding loan exceeds the amount in the loan reserve, PFL will withdraw the difference from the accounts and transfer it to the loan reserve in the same manner as when a loan is made. If the amount in the loan reserve exceeds the amount of the outstanding loan, PFL will withdraw the difference from the loan reserve and transfer it to the accounts in the same manner as net premiums are allocated.

No charge will be imposed for these transfers.

Interest Rate Charged. PFL charges interest on policy loans at the rate of 8% payable in advance on each anniversary. Any unpaid interest will be added to the amount of the loan and will become part of the loan and bear interest at the same rate.

Loan Reserve Interest Rate Credited. The amount transferred to the loan reserve will accrue interest daily at an annual rate of at least 4%. The rate is determined by PFL as authorized by its Board of Directors. The loan reserve interest credited will be transferred to the subaccounts:
 .  each anniversary;
 .  when a new loan is made;

 . when a loan is partially or fully repaid; and . when an amount is needed to meet a monthly deduction.

The amount of interest charged may be more or less than the amount of interest credited to the loan reserve during any policy year. A policy loan may have tax consequences. Policy loan interest is generally not deductible for Federal income tax purposes. You should consult a tax adviser before taking out a policy loan.

Effect of Policy Loans. The death benefit and net surrender value under the policy are reduced by the amount of the loan. Repayment of the loan causes the death benefit and net surrender value to increase by the amount of the repayment.

As long as a loan is outstanding, PFL holds an amount equal to the loan plus unpaid interest in the loan reserve. This amount will not be affected by the variable account's investment performance. Amounts transferred from the variable account to the loan reserve will affect the variable account value because such amounts will be credited with an interest rate PFL declares, rather than a rate of return reflecting the investment performance of the variable account.

There are risks involved in taking a policy loan. These risks may include:
 .  the potential for a policy to lapse if projected earnings (taking into account outstanding loans) are not achieved; and . adverse tax consequences, which may occur if a policy lapses with loans outstanding.

Indebtedness. Indebtedness equals the total of all policy loans less any unearned loan interest on the loans. If indebtedness is greater than the cash value less any applicable surrender charge, PFL will notify you and any assignee of record. If PFL does not receive a sufficient payment equal to excess indebtedness within 61 days from the date notice is sent, the policy will lapse and terminate without value. The policy, however, may later be reinstated.

Repayment of Indebtedness. Indebtedness may be repaid any time before the maturity date of the policy and while the policy is in-force. Payments you make while there is indebtedness will be treated as premium payments unless you indicate that the payment should be treated as a loan repayment. If not repaid, PFL may deduct indebtedness from any amount payable under the policy. As indebtedness is repaid, PFL will transfer the policy's value in the loan reserve securing the indebtedness repaid from the loan reserve to the accounts in the same manner as net premiums are allocated. PFL will allocate the repayment of indebtedness at the end of the valuation period during which the repayment is received.

Surrender and Cash Withdrawal Privileges

At any time before the earlier of the insured's death or the maturity date, you may totally surrender or, after the first policy year, make a cash withdrawal from the policy by sending a written request to PFL. The amount available for surrender is the net surrender value at the end of the valuation period during which PFL receives the surrender request at the administrative office. The net surrender value is equal to the cash value less indebtedness and less any surrender charge.

PFL will generally pay surrenders from the variable account within seven days of receipt of the written request. PFL may postpone payments under certain circumstances. Additional restrictions may be applied to surrenders from the fixed account.

For your protection, PFL will require signature guarantees for:
 .  all requests for cash withdrawals or total surrenders of more than $50,000;
   or
 . withdrawal or surrender proceeds PFL sends to an address other than the address of record.

All required signature guarantees must be made by a national or state bank, a member firm of a national stock exchange or any other institution which is an eligible guarantor institution (such as, banks, broker-dealers, credit unions, and savings associations). If the policyowner is a corporation, partnership, trust or fiduciary, PFL will require evidence of the authority of the person seeking redemption before the request for withdrawal is accepted (including withdrawals under $50,000).

A cash withdrawal or total surrender may have federal income tax consequences.

Total Surrenders. If you surrender the policy, you must return the policy itself to PFL along with the request. You may elect to have the amount paid in a lump sum or under a settlement option.

Cash Withdrawals. For a cash withdrawal, the amount withdrawn must be at least $500 and must not cause the net surrender value after the cash withdrawal to be less than $500. The amount paid will be deducted from the policy's cash value at the end of the valuation period during which the request is received. A charge equal to the lesser of $25 or 2% of the amount withdrawn will be deducted from the amounts withdrawn from the policy, and the balance will be paid to you. The amount will be deducted from the accounts in the same manner as the current premium allocation instructions unless you direct us otherwise. You may make a cash withdrawal free of surrender charge only once each policy year.

Cash withdrawals will affect both the policy's cash value and the death benefit payable under the policy. The policy's cash value will be reduced by the amount of the cash withdrawal. Moreover, the death benefit proceeds payable under a policy will generally be reduced by at least the amount of the cash withdrawal.

When Death Benefit Option A is in effect, the specified amount will be reduced by the cash withdrawal. No cash withdrawal will be permitted which would result in a specified amount lower than the minimum specified amount set forth in the policy or would deny the policy status as life insurance under the Internal Revenue Code and applicable regulations.

Examination of Policy Privilege ("Free-Look")

You may cancel the policy within the latest of:
 .  10 days after you receive it;
 .  10 days after PFL mails or delivers a written notice of withdrawal right to you; or
 .  within 45 days after signing the application.

Certain states require a free-look period longer than 10 days. In such states, PFL will comply with the specific requirements of those states. You should mail or deliver the policy to either PFL or the agent who sold it. If the policy is cancelled in a timely fashion, PFL will pay a refund to you. The refund will equal the premiums paid plus or minus the investment performance of the accounts you selected.

In some states, state law may require the return of premium with no adjustment for investment performance.

Benefits at Maturity

If the insured is living and the policy is in-force, the policy will mature on the anniversary nearest the insured's 100th birthday. PFL will pay the net surrender value of the policy on the maturity date.

Payment of Policy Benefits

PFL will ordinarily pay death benefits under the policy within seven days after PFL receives due proof of death, and verifies the validity of the claim. PFL will ordinarily pay other benefits within seven days of receipt of a proper written request (including an election as to tax withholding). PFL may postpone payments in certain circumstances. You may decide the form in which the benefits will be paid. During the insured's lifetime, you may arrange for the death benefits to be paid in a lump sum or under one or more of the settlement options described below. These choices are also available if the policy is surrendered or matures. If no election is made, PFL will pay the benefits in a lump sum.

Settlement Options. Subject to your prior election, you and your beneficiary may elect to have benefits paid in a lump sum or in accordance with a variety of settlement options offered under the policy. You may not apply proceeds of less than $1,000 under any settlement option. PFL may change the payment frequency if payments under an option become less than $20. Once a settlement option is in effect, there will no longer be value in the variable account or the fixed account. The effective date of a settlement provision will be either the date of surrender or the date of the insured's death. PFL may make other settlement options available on the fixed account in the future. For additional information concerning these options, see the policy itself.

Option 1--Interest payments. PFL will pay the interest on the proceeds at intervals and for a period you choose and PFL approves. You may withdraw the proceeds in amounts of at least $100. At the end of the period, any remaining proceeds will be paid in either a lump sum or under any other method PFL approves.

Option 2--Payments for a Fixed Period. PFL will pay the proceeds plus interest in equal monthly installments for the period you choose until the fund has been paid in full. The period you choose may not exceed 30 years.

Option 3--Life Income. PFL will pay the proceeds in equal installments for the guaranteed payment period you elect and continue for the life of the person on whose life the option is based. Such installments will be payable:
 .  during the lifetime of the payee;
 .  during a fixed period certain and for the remaining lifetime of the payee;
   or
 . until the sum of installments paid equals the proceeds applied and for the remaining life of the payee.

Guaranteed payment periods may be elected for 10 or 20 years, or the period in which the total payments are sufficient to refund the total proceeds applied.

Option 4--Payments of a Specified Amount. PFL will pay the proceeds and interest monthly in a specified amount until all proceeds and interest are paid in full.

Option 5--Joint and Survivor Life Income. PFL will pay the proceeds during the joint lifetime of two persons and continue upon the death of the first payee for the remaining lifetime of the survivor.

PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Policy

Individuals wishing to purchase a policy must send a completed application to PFL Life Insurance Company, 4333 Edgewood Road N.E., P.O. Box 3183, Cedar Rapids, IA 52406-3183. The minimum specified amount of a policy is generally $50,000. Policies will generally be issued only to insureds 85 years of age or under who supply satisfactory evidence of insurability. PFL may, however, at its sole discretion, issue a policy to an individual over age 85. You must satisfy PFL's underwriting rules. PFL reserves the right to reject an application for any reason permitted by law.

Temporary Insurance Coverage

You must pay the full initial premium indicated on the application on or before the date on which PFL delivers the policy to you. If you do not submit the full initial premium with the application, insurance under a policy will not take effect:
 .  until a policy is delivered and you pay the full initial premium while the person to be insured is living; and
 . unless information in the application continues to be true and complete, without material change, as of the time you pay the initial premium.

Temporary insurance coverage is provided subject to the following conditions:
 . you pay the full initial premium with the application; and . PFL determines that on the date the application is signed and submitted with the initial payment, the proposed
   insured and all additional insureds proposed for coverage met underwriting rules and standards for insurance, for the amount and plan applied for in the application.

The insurance protection you apply for will take effect on the later of the date of the application, or the date any required medical tests and examinations are completed. Insurance coverage is subject to the limits of liability and is made in accordance with the terms set forth in the policy and in the conditional receipt. The maximum amount of such temporary insurance coverage is:
 .  the lesser of the amount applied for or $100,000; minus
 . any amounts payable under other insurance (in-force with PFL) on the life of the proposed insured.

Temporary insurance coverage expires on the earliest of the following dates:
 .  the date PFL approves the policy as applied for;
 .  at the end of the fraction of a year which the payment bears to the premium required to provide one month of insurance coverage; or . at the beginning of the sixtieth (60th) day following the date of the conditional receipt.

Premiums

Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.

Premium Flexibility. This policy frees you from the requirement that premiums be paid in accordance with a rigid and inflexible premium schedule. PFL may require you to pay an initial premium at least equal to a minimum monthly guarantee premium set forth in the policy. Thereafter, subject to the minimum and maximum premium limitations described below, you may make unscheduled premium payments at any time and in any amount.

Planned Periodic Premiums. You will determine a planned periodic premium schedule that provides for the payment of a level premium at a fixed interval over a specified period of time. However, you are not required to pay premiums in accordance with this schedule. Furthermore, you have considerable flexibility to alter the amount, frequency, and the time period over which you pay planned periodic premiums.

The payment of all planned periodic premiums will not guarantee that the policy remains in-force. The duration of the policy depends upon the policy's net surrender value. Thus, even if you pay planned periodic premiums, the policy will nonetheless lapse any time net surrender value is insufficient to pay certain monthly charges, and a grace period expires without a sufficient payment. However, during the first three policy years, the policy will remain in-force and no grace period will begin provided:
 . you have not increased the specified amount; and . the total of the premiums received equals at least the minimum monthly guarantee premium specified in the policy, times the number of months since the policy date, including the current month.

Premium Limitations. In no event may the total of all premiums paid, both scheduled and unscheduled, exceed the current maximum premium limitations according to federal tax laws. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, PFL will only accept that portion of the premium which will make total premiums equal the maximum. PFL will return any part of the premium in excess of that amount and will not accept further premiums until allowed by the current maximum premium limitations set forth in the policy.

Every premium payment, whether scheduled or unscheduled, must be at least the minimum payment amount required. The minimum payment amount is $50. Premium payments less than this minimum amount may be returned to you.

Payment of Premiums. While a policy loan is outstanding, PFL will treat your payments as a premium payment unless clearly marked as loan repayments.

As an accommodation to you, PFL will accept transmittal of initial and subsequent premiums of at least $1,000 by wire transfer. For an initial premium, the wire transfer must be accompanied by a simultaneous telephone facsimile transmission ("fax") of a completed application. An initial premium of $2,000 or more accepted via wire transfer with fax will be invested the business day following receipt. PFL will keep an initial premium made by wire transfer not accompanied by a simultaneous fax, or accompanied by a fax of an incomplete application, for a period of time. During this time, PFL will attempt to obtain the fax or complete the essential information required to establish the policy. PFL will allocate the initial premium the business day after receipt of the fax or information necessary to complete the application.

IF:
 . PFL later receives the application with original signature; and . the allocation instructions in that application, for any reason, are inconsistent with those previously designated on the fax,

THEN:
 . PFL will reallocate the initial premium (in accordance with the allocation instructions in the application with original signature) at the unit value next determined after receipt of such application.

If you wish to make payments via bank wire, you should instruct your bank to wire federal funds as follows:

First National Bank of Maryland
ABA# 052000113
For credit to: PFL Life
Account #: 1838816-2
Policyowner's Name:
Policy Number:
Attention: Operational Accounting

Allocation of Premiums and Cash Value

Net Premiums. The net premium equals the premium paid less the 5% premium expense charges.

Allocation of Net Premiums. You can allocate net premiums to one or more of the subaccounts, to the fixed account, or to a combination of both.

IF:
 .  you pay a premium payment of $2,000 or more when you submit the application,

THEN:
 . PFL will initially allocate the net premium to the subaccount that invests exclusively in shares of the Money Market Portfolio and will reallocate it on the first valuation date on or following the record date in accordance with the directions in the application.

In such instances, the policy date will ordinarily be the date PFL receives the premium payment.

IF:
 . you pay a premium payment of less than $2,000 when you submit the application,

THEN:
 . PFL will allocate the net premium on the first valuation date on or following the record date in accordance with the directions in the application.

In such instances, both the record date and the policy date will ordinarily be the date the policy goes in-force.

Insurance coverage under the policy and associated monthly deductions begin on the policy date. In either case, the record date of the policy will be the date on which the policy is recorded on PFL's books as an in-force policy. PFL will allocate net premiums to the accounts on the first valuation date on or following the record date in accordance with the directions in the application.

PFL will allocate net premiums paid after the record date in accordance with your instructions in the application. The minimum percentage of each premium that may be allocated to any account is 10% and percentages must be in whole numbers. You may change the allocation of future net premiums at any time by providing PFL with written notification. PFL reserves the right to limit the number of changes of the allocation of net premiums to one per year. Investment returns from the amounts allocated to the subaccounts will vary with the investment experience of these subaccounts and you bear the entire investment risk for these amounts.

Policy Lapse and Reinstatement

Lapse. Payment in full of planned periodic premiums in full and on time does not guarantee that your policy will remain in force (i.e., not lapse). Similarly, the failure to make a planned periodic premium payment will not in and of itself cause the policy to lapse. Lapse will only occur where the net surrender value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment.

During the first three policy years, the policy will not lapse and no grace period will begin provided:
 . You have not increased the specified amount; and . the total of the premiums you pay (minus any withdrawals and outstanding loans) equals or exceeds the minimum monthly guarantee premium shown in the policy, times the number of months since the policy date, including the current month.

After the third policy year, if the net surrender value is insufficient to cover the monthly deduction, PFL will notify you and any assignee of record of the minimum payment needed to keep the policy in-force. You will then have a grace period of 61 days, measured from the date notice is sent to you, for PFL to receive sufficient payments.

If PFL does not receive a sufficient payment within the grace period, the policy will lapse. If PFL receives a sufficient payment during the grace period, any resulting net premium will be allocated among the accounts, and any monthly deductions due will be charged to such accounts in accordance with your then current premium allocation instructions.

If the insured dies during the grace period, the death benefit proceeds will equal the amount of the death benefit proceeds immediately prior to the commencement of the grace period, reduced by any due and unpaid charges.

Reinstatement. You may reinstate a lapsed policy any time within five years after the date of lapse and before the maturity date by submitting the following items to PFL:
 .  your written request for reinstatement
 . evidence of insurability satisfactory to PFL; and . a premium that, after the deduction of premium expense charges, is large enough to cover:
  (a) one monthly deduction at the time of termination;
  (b) the next two monthly deductions which will become due after the time of reinstatement; and
  (c) any surrender charge as of the date of reinstatement.

PFL reserves the right to decline a reinstatement request. Any indebtedness on the date of lapse will not be reinstated. The cash value of the loan reserve on the date of reinstatement will be zero. The amount of net surrender value on the date of reinstatement will be equal to the net premiums paid at reinstatement, less the amounts paid in accordance with (a) and (c) above.

The effective date of reinstatement will be the first monthly anniversary on or next following the date PFL approves the application for reinstatement.

CHARGES AND DEDUCTIONS

PFL will deduct charges from the policy to compensate PFL for:
 .  providing the insurance benefits set forth in the policy and any optional insurance benefits added by rider;
 .  administering the policy;
 . assuming certain risks in connection with the policy; and . incurring expenses in distributing the policy.

Premium Expense Charges

Prior to allocation of net premiums among the accounts, premiums paid will be reduced by a 5.0% premium expense charge consisting of a sales charge and a charge for premium taxes.

Sales Charge. A sales charge equal to 2.5% of the premiums paid will be deducted to partially compensate PFL for distribution expenses incurred in connection with the policy. These expenses include agent sales commissions, the cost of printing prospectuses and sales literature, and any advertising costs. The sales charge in any policy year is not necessarily related to actual distribution expenses incurred in that year. PFL expects to incur the majority of distribution expenses in the first policy year and to recover any deficiency over the life of the policy and from PFL's general account. The general account may include profits, if any, derived from the mortality and expense risk or cost of insurance charges collected under the policy.

PFL intends to waive the 2.5% sales charge after the tenth policy year.

Premium Taxes. Various states and subdivisions impose a tax on premiums received by insurance companies. Premium tax rates vary from state to state from a range of 0.5% to 3.5%. Regardless of the actual rate assessed by a particular state, PFL will deduct an amount equal to 2.5% of each premium payment to compensate PFL for paying this tax.

Contingent Surrender Charges

If you surrender your policy (or PFL applies the net surrender value under a settlement option) prior to the end of the fifteenth (15th) policy year, PFL will deduct a surrender charge for the initial specified amount from the policy's cash value. This surrender charge consists of :
 .  an administrative component (deferred issue charge); plus
 .  a sales component (deferred sales charge).

The surrender charge may be significant. You should calculate this charge carefully before you consider a surrender. Under some circumstances the level of surrender charges might result in net surrender value not being available if you surrender your policy in the first few policy years. This will depend on a number of factors, but is more likely if:
 .  you pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your policy; or . investment performance is low.

Deferred Issue Charge. The deferred issue charge is a charge per thousand of initial specified amount. This charge varies by issue age, the length of time the policy is in effect, and the sex of the insured. The maximum initial charge is $5.00 per thousand of initial specified amount in year 1 (it is lower for males age 76 and older), and decreases to $0.00 in years 15 and later for all insureds.

This charge assists PFL in recovering the underwriting, processing and start-up expenses incurred in connection with the policy and the variable account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability, and establishing policy records. A surrender charge consisting only of a deferred issue charge applies prior to the 15th policy year to the amount of any increase in the specified amount.

Deferred Sales Charge. The deferred sales charge is:
 .  X% of the sum of all premiums paid up to the guideline premium shown in the policy, plus
 .  Y% of the sum of all premiums paid in excess of the first guideline premium
   ("excess premium charge").

X and Y vary by:
 .  the issue age;
 .  the length of time the policy is in effect; and
 .  sex of the insured as shown in Appendix I of the policy.

For the first 10 years, X equals 26.5% for males under age 64 at issue, and for females under age 71 at issue. For the first 10 years, Y equals 4.2% for males under age 56 at issue and for females under age 63. The percentages decline at older ages and policy years. There is no surrender charge in the 15th policy year and thereafter.

The deferred sales charge assists PFL in recovering distribution expenses incurred in connection with the policy, including agent sales commissions, the cost of printing prospectuses and sales literature, and any advertising costs. The proceeds of the charge may not be sufficient to cover these expenses. To the extent they are not, PFL will cover the shortfall from its general account assets.

The total surrender charge on any date other than an anniversary will be interpolated between the two end of year charges.

Example 1--Assume a male insured purchases the policy when age 55 for $100,000 of specified amount. He pays the guideline premium of $3,237, and an additional premium amount of $763 in excess of the guideline premium, for a total premium of $4,000 per year for four years ($16,000 total for four years). He then surrenders the policy. The surrender charge would be calculated as follows:

 .  Deferred Issue Charge--                                             $  500.00
   [100 X $5.00]
   ($5.00/$1,000 of initial
   specified amount)
 .  Deferred Sales Charge-- (1) 26.5% of guideline premium paid
   [26.5% X $3,237], and                                               = $857.81
   (2) 4.2% of premiums paid in excess of guideline premium [4.2% X
   $12,763]                                                            = $536.05

 .  Applicable Surrender Charge [(a) $500.00 +
   (b) ($857.81 + $536.05)]
   Surrender Charge =
   $500.00 + $1,398.86                         = $1,893.86
                                               ===========

Example 2--Assume the same facts as in Example 1, except he pays premiums for 14 years and surrenders the policy on the 14th anniversary:

 .  Deferred Issue Charge--       = $100.00
   [100 X $1.00]
 .  Deferred Sales Charge:
   (1) [5.3% X $3,237], and      = $171.56
   (2) [.84% X $52,763]          = $443.21
 .  Applicable Surrender Charge:
   [(a) $100.00 +
   (b) ($171.56 + $443.21)]
   Surrender Charge =
   $100.00 + $614.77             = $714.77
                                 =========

If you wait until the 15th anniversary or after, there will be no surrender charge.

Deferred Issue Charge on Increases. During the 15 policy years following each increase in specified amount, you will pay an additional surrender charge when you surrender the policy. This charge is calculated by multiplying the amount of the increase in specified amount (in thousands) by the applicable deferred issue charge shown in the policy, with policy years commencing on the date of the increase.

Free Withdrawal Amount. PFL waives the deferred sales charge portion of the surrender charge after the first policy year, on the first withdrawal each year that does not exceed 10% of the cash value on the date of the withdrawal.

Monthly Deductions

PFL will deduct charges monthly from the cash value of each policy ("monthly deduction") to compensate PFL for certain administrative costs, the cost of insurance, and optional benefits added by rider. PFL will deduct the monthly deduction on each monthly anniversary and will allocate it among the accounts on the same basis as net premiums are allocated. If the value of any account is insufficient to pay its part of the monthly deduction, the monthly deduction will be taken on a pro rata basis from all accounts. Because portions of the monthly deduction, such as the cost of insurance, can vary from month-to-month, the monthly deduction itself will vary in amount from month-to-month.

Cost of Insurance. PFL will deduct a charge for the cost of insurance as a monthly deduction. PFL will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rates by the net amount at risk for each policy month. The net amount at risk for a policy month is:

 .the death benefit at the beginning of the policy month divided by 1.0032737
   (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%); less
 .the cash value at the beginning of the policy month.

An increase in the specified amount of a policy will result in a greater net amount at risk. Therefore, the cost of insurance deduction will increase.

Cost of insurance rates will be based on the sex and attained age of the insured, and the length of time a policy has been in-force. The actual monthly cost of insurance rates will be based on PFL's expectations as to future experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary (C.S.O.) Mortality Tables and the insured's sex and attained age. PFL also may guarantee that actual cost of insurance rates will not be changed for a specified period of time (e.g., one year). Any change in the cost of insurance rates will apply to all insureds of the same age and sex whose policies have been in-force for the same length of time.

PFL may realize a profit from this charge (and expects a profit).

The policies offered by this prospectus are based on mortality tables that distinguish between men and women. As a result, the policy may pay different benefits to, and may have different cost of insurance charges for, men and women of the same age except where prohibited by state law or regulation.

PFL may also issue certain policies on a simplified or expedited basis to certain categories of individuals (for example, policies issued at a predetermined specified amount or underwritten on a group basis). Policies issued on this basis will have guaranteed cost of insurance rates no higher than the 1980 CSO table specified in the policy. However, due to the special underwriting criteria established for these issues, actual rates may be higher or lower than the current cost of insurance rates charged under otherwise identical policies that are underwritten using standard underwriting criteria.

Monthly Administration Charge. PFL has primary responsibility for the administration of the policy and the variable account. Annual administrative expenses include recordkeeping, processing death benefit claims, policy changes, reporting and overhead costs. Therefore, PFL assesses a monthly administration charge from each policy. This charge is currently $5.00 per policy month and will not be increased.

Substandard Premium Class Rating Charges. PFL will deduct charges for a substandard premium class rating from the policy as monthly deductions.

Optional Cash Value Charges. PFL will deduct cash value charges for any optional insurance benefits added to the policy by rider from the policy as monthly deductions.

Transaction Charges

Cash Value Transfers. PFL reserves the right to impose a transfer charge of $25 for each transfer following the first twelve transfers made during any policy year. However, PFL does not currently impose a charge for transfers, regardless of the number made.

Cash Withdrawals. PFL will deduct a charge equal to the lesser of $25 or 2% of the amount withdrawn from amounts withdrawn from the policy and will pay the balance to you. This charge will not be increased.

Variable Account Asset (Daily) Charges

PFL will deduct certain charges as a percentage of the value of the net assets of the variable account on a daily basis to compensate it for certain expenses incurred and risks assumed in connection with the policy.

These charges are for administrative expenses, mortality and expense risks, distribution financing costs, and certain federal income tax expenses (referred to as "deferred acquisition cost" taxes). PFL imposes the charges for distribution financing and deferred acquisition costs only during the first ten policy years. PFL imposes the other charges throughout the life of the policy. These charges are deducted on a daily basis, but the following chart summarizes these charges as annual percentages of the daily net assets of the variable account.

All Policy Years
 Mortality & Expense Risks................................................  .90%
 Administrative Expenses..................................................  .40%
                                                                           -----
 SUBTOTAL, all Policy years:.............................................. 1.30%
First Ten Policy Years only
 Distribution financing...................................................  .50%
 Deferred Acquisition Costs...............................................  .10%
                                                                           -----
 SUBTOTAL, additional charges during the first ten years:.................  .60%
                                                                           -----
 TOTAL, First ten Policy years:........................................... 1.90%

These variable account asset charges are not deducted from the fixed account.

Each of the daily variable account asset charges is described below.

Administrative Expenses. The daily charge for administrative expenses compensates PFL for the costs incurred in administering the policies and the variable account, such as the costs of processing applications, premiums, withdrawals, loans, policy changes (such as a change of address, a change in beneficiary or beneficiaries, etc.).

Distribution Financing Charge. The distribution financing charge, together with the deferred sales charge, compensates PFL for the costs of distribution and selling the policies (including sales commissions, advertising and marketing, and preparing and printing prospectuses). The deferred sales charge will be reduced by the amount of distribution financing charges previously deducted with respect to that particular policy.

Deferred Acquisition Costs. In computing its federal income taxes, PFL is required to "defer" or capitalize certain acquisition costs (rather than taking such costs as a current deduction). The deferred acquisition cost charge compensates PFL for these additional federal income tax expenses related to the policies.

Mortality and Expense Risk Charge. PFL will deduct a daily charge from the variable account at an annual rate of .90% of its average daily net assets. Under PFL's current procedures, these amounts are paid to the general account monthly. PFL may profit from this charge.

The mortality risk assumed by PFL is that insureds may live for a shorter time than projected. The expense risk assumed is that expenses incurred in issuing and administering the policies will exceed the limits on administrative charges set in the policies. PFL also assumes risks with respect to other contingencies including the incidence of policy loans, which may cause PFL to incur greater costs than anticipated when designing the policies.

Taxes

PFL does not currently deduct a charge from the variable account for federal income taxes that may be attributable to the variable account. PFL may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the variable account may also be made.

Investment Advisory Fee

Because the variable account purchases shares of the Endeavor Series Trust, the variable account's net assets will reflect the investment advisory fee and other expenses incurred by the portfolios.

Group or Sponsored Arrangements

Policies may be purchased under group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases individual policies covering a group of individuals on a group basis. Examples of such arrangements are employer-sponsored benefit plans, which are qualified under Section 401 of the Internal Revenue Code and deferred compensation plans. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of policies on an individual basis.

The premium expense charges, contingent surrender charges, minimum premium and minimum specified amount may be different or reduced for policies issued in connection with group or sponsored arrangements. PFL will reduce these charges in accordance with its rules in effect as of the date it approves an application for a policy. To qualify for such a reduction, a group or sponsored arrangement must satisfy certain criteria as to, for example, size and number of years in existence. Generally, the sales contacts and effort, administrative costs and mortality cost per policy vary based on such factors as:
 .  the size of the group or sponsored arrangement;
 .  its stability as indicated by its term of existence;
 . the purposes for which policies are purchased; and . certain characteristics of its members.

The amount of reduction and the criteria for qualification will reflect the reduced sales effort resulting from sales to qualifying groups and sponsored arrangements.

PFL may waive or reduce the monthly administration charge and the charge for a cash withdrawal when lower administrative costs are incurred for:
 .  current and retired directors, officers, full-time employees and agents of
   PFL and its affiliates;
 . current and retired directors, officers, full-time employees and registered representatives of AFSG Securities Corporation and any broker-dealer which has a sales agreement with AFSG Securities Corporation;
 . any trust, pension, profit-sharing or other employee benefit plan of any of the foregoing persons or entities;

 .  current and retired directors, officers and full-time employees of the
   Endeavor Series Trust; and
 . any member of a family of any of the foregoing (e.g., spouse, child, sibling, parent-in-law).

PFL may also waive or reduce the premium expense charges, contingent surrender charges, minimum premium and minimum specified amount. PFL reserves the right to modify or terminate this arrangement at any time.

PFL may modify both the amounts of reductions and the criteria for qualification. In no event, however, will group or sponsored arrangements established for the sole purpose of purchasing policies, or which have been in existence for less than six months, qualify for such reductions. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policyowners and all other policyowners of policies funded by the variable account.

In 1983 the United States Supreme Court held that certain insurance policies, the benefits under which vary based on sex, may not be used to fund certain employer-sponsored benefit plans and fringe benefit programs. PFL recommends that any employer proposing to offer the policies to employees under a group or sponsored arrangement consult his or her attorney before doing so.

FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon PFL's understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, PFL believes that a policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a policy issued on a substandard basis and it is not clear whether such a policy will in all cases satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, PFL may take appropriate steps to bring the policy into compliance with such requirements and PFL reserves the right to modify the policy as necessary in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the policy, such as the flexibility of policyowners to allocate premium payments and policy values, have not been explicitly addressed in published rulings. While PFL believes that the policy does not give policyowners investment control over variable account assets, we reserve the right to modify the policy as necessary to prevent the policyowner from being treated as the owner of the variable account assets supporting the policy.

In addition, the Code requires that the investments of the subaccounts be adequately diversified in order for the policy to be treated as a life insurance contract for federal income tax purposes. It is intended that the subaccounts, through the portfolios of the Endeavor Series Trust, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. PFL believes that the death benefit under a policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policyowner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, a policyowner will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a modified endowment contract.

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policy as to premium payments and benefits, the individual circumstances of each policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premium payments made during the first seven policy years. Certain changes in a policy after it is issued could also cause it to be classified as a modified endowment contract. A current or prospective policyowner should consult with a competent advisor to determine whether a policy transaction will cause the policy to be classified as a modified endowment contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:
 . All distributions other than death benefits from a modified endowment contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the policyowner's investment in the policy only after all gain has been distributed;
 .  Loans taken from or secured by a policy classified as a modified endowment contract are treated as distributions and taxed accordingly; and . A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the policyowner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner's beneficiary or designated beneficiary.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policyowner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

The tax consequences of loans from or secured by a policy that is not a modified endowment contract may be uncertain. You should consult a tax adviser before taking out a policy loan.

Finally, neither distributions from nor loans from or secured by a policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the policy is generally your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax-free.

Policy Loan Interest. In general, interest on a policy loan will not be deductible.

Multiple Policies. All modified endowment contracts that are issued by PFL (or its affiliates) to the same policyowner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the policyowner's income when a taxable distribution occurs.

Other Policy Owner Tax Matters. Businesses can use the policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the policy.

Possible Charges for PFL's Taxes

At the present time, PFL makes no charge for any federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts or to the policies. PFL reserves the right to charge the subaccounts for any future taxes or economic burden PFL may incur.

GENERAL PROVISIONS

Postponement of Payments

General. PFL may postpone the payment of any amount from the variable account upon complete surrender, cash withdrawal, policy loan, or benefits payable at death or maturity whenever:
 . the New York Stock Exchange is closed (other than customary weekend and holiday closing), or trading on the New York Stock Exchange is restricted as determined by the Commission;
 . the Commission by order permits postponement for your protection; or . an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the variable account's net assets.

PFL may also postpone transfers under these circumstances. PFL does not intend to process transactions during such a period. See the fixed account section of this prospectus for restrictions applicable to payments from the fixed account.

Payment by Check. PFL may delay payments under the policy of any amounts derived from premiums paid by check or bank draft until such time as the check or bank draft has cleared your bank.

The Contract

The policy, endorsements, if any, the attached copy of the application and any supplemental applications are the entire contract. Only statements in the application and any supplemental applications can be used to void the policy or defend a claim. The statements are considered representations and not warranties. No policy provision can be waived or changed except by endorsement. Only the President, a Vice President, officer of PFL, or Secretary of PFL can agree to change or waive any provisions of the policy.

Suicide

If the insured, whether sane or insane, commits suicide within two years after the policy date, PFL will pay only the premiums received, less any cash withdrawals and outstanding indebtedness. In the event of lapse of the policy, PFL will measure the suicide period from the effective date of reinstatement. If the insured, while sane or insane, commits suicide within two years after the effective date of any increase in insurance or any reinstatement, PFL's total liability with respect to such increase or reinstatement will be the cost of insurance charges deducted for such increase or reinstatement.

Incontestability

PFL cannot contest the policy as to the initial specified amount after it has been in-force during the lifetime of the insured for two years from the policy date. A new two-year contestability period will apply to each increase in specified amount beginning on the effective date of each such increase, and will apply to statements made in the application for the increase. If the policy is reinstated, a new two-year contestability period (apart from any remaining contestability period) will apply from the date of the application for reinstatement and will apply only to statements made in the application for reinstatement.

Change of Owner or Beneficiary

The beneficiary, as named in the policy application or subsequently changed, will receive the policy benefits at the insured's death. If death benefits become payable under a settlement option and the beneficiary has the right to withdraw the entire amount, the beneficiary may name and change contingent beneficiaries. If the named beneficiary dies before the insured, the contingent beneficiary, if named, becomes the beneficiary. If no beneficiary survives the insured, the benefits payable at the insured's death will be paid to you or your estate. As long as the policy is in-force, you may change the beneficiary or the contract's ownership by written request in a form acceptable to PFL. If you have not reserved the right to change the beneficiary, a written consent of any irrevocable beneficiary will be needed prior to a change in the beneficiary. The policy need not be returned unless requested by PFL. The change will take effect as of the date the request is signed, whether or not the insured is living when PFL receives the request. PFL will not, however, be liable for any payment made or action taken before receipt of the request.

Assignment

You may assign the policy. PFL will not be bound by the assignment until a written copy has been received at its administrative office and will not be liable with respect to any payment made prior to receipt. PFL assumes no responsibility for determining whether an assignment is valid or the extent of the assignee's interest. An assignment could have tax consequences.

Misstatement of Age or Sex

If the insured's age or sex has been misstated, PFL will adjust the death benefit based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.

Reports and Records

PFL will maintain all records relating to the variable account and the fixed account. PFL will mail to you, at your last known address of record, any reports required by any applicable law or regulation.

PFL will send you written confirmation within seven days of the following transactions:
 .  unplanned and certain planned premium payments;
 .  cash value transfers between accounts;
 .  change in death benefit option or specified amount;
 . total surrenders or cash withdrawals; and . policy loans or repayments.

PFL will also send you an annual statement at the end of the policy year. The statement will show for the year, among other things, the month and amount of each:
 .  premium payment made;
 .  monthly deduction;
 .  transfer;
 .  cash withdrawal; and
 .  policy loan or repayment.

The annual statement will also show policy year-end net surrender value, death benefit and policy loan value, as well as other policy activity during the year.

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

PFL holds the assets of the variable account. PFL maintains records of all purchases and redemptions of fund shares by each of the subaccounts. Additional protection for the assets of the variable account is provided by a blanket fidelity bond issued to PFL and its affiliates in the amount of $10 million (subject to a $1 million deductible), covering all the employees of PFL and its affiliates. A stockbrokers blanket bond, issued to AEGON U.S.A., Inc., providing fidelity coverage, covers the activities of registered representatives of AFSG Securities Corporation to a limit of $10,000,000, subject to a $50,000 deductible.

VOTING RIGHTS OF THE VARIABLE ACCOUNT

PFL will vote all shares of the underlying portfolios in accordance with instructions we receive from you and other owners that have voting interests in the portfolios. We will send you and other owners written requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in proportion to those instructions. If, however, we determine that we are permitted to vote the shares in our own right, we may do so.

Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio.

Disregard of Voting Instructions. PFL may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as:
 .  to cause a change in the sub-classification or investment objective of the fund or one or more of its portfolios; or . to approve or disapprove an investment advisory contract for a portfolio of the fund.

If PFL reasonably disapproves of such changes, it may also disregard voting instructions in favor of changes you initiate in the investment policy or the investment adviser of a portfolio of the fund.

A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or PFL determined that the change would have an adverse effect on its general account in that the proposed investment policy for a portfolio may result in overly speculative or unsound investments. In the event PFL does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to you.

STATE REGULATION OF PFL

As a life insurance company organized and operated under Iowa law, PFL is subject to provisions governing such companies and to regulation by the Iowa Commissioner of Insurance.

PFL's books and accounts are subject to review and examination by the Iowa Insurance Department at all times and a full examination of its operations is conducted by the National Association of Insurance Commissioners at least once every three years.

PFL intends to reinsure a portion of the risks assumed under the policies.

EXECUTIVE OFFICERS AND DIRECTORS OF PFL

       Name and
  Position(s) (/1/)  Principal Occupation(s)
       With PFL          Last Five Years
--------------------------------------------
  William L. Busler         Director,
                         Chairman of the
                             Board,
                          and President
--------------------------------------------
   Larry N. Norman        Director and
                    Executive Vice President
--------------------------------------------
   Robert J. Kontz       Vice President
                    and Corporate Controller
--------------------------------------------
   Brenda K. Clancy      Vice President,
                          Treasurer and
                         Chief Financial
                             Officer
--------------------------------------------
   Patrick S. Baird     Director, Senior
                         Vice President,
                            and Chief
                            Operating
                             Officer
--------------------------------------------
  Douglas C. Kolsrud    Director, Senior
                         Vice President,
                        Chief Investment
                           Officer and
                            Corporate
                             Actuary
--------------------------------------------
   Craig D. Vermie       Director, Vice
                           President,
                          Secretary and
                         General Counsel

(/1/The)principal business address of each person listed is PFL Life Insurance
    Company, 4333 Edgewood Road, N.E., Cedar Rapids, IA 52499, unless otherwise noted.

YEAR 2000 MATTERS

In May 1996, PFL Life Insurance Company (PFL) adopted and presently has in place a Year 2000 Project Plan (the "Plan") to review and analyze existing hardware and software systems, as well as voice and data communications systems, to determine if they are Year 2000 compliant. As of March 1, 1999, substantially all of PFL's mission-critical systems are Year 2000 compliant. The Year 2000 Project Plan remains on track as PFL continues with the validation of its mission-critical and non-mission-critical systems, including revalidation testing in 1999. In addition, PFL has undertaken aggressive initiatives to test all systems that interface with any third parties and other business partners. All of these steps are aimed at allowing current operations to remain unaffected by the year 2000 date change.

As of the date of this prospectus, PFL has identified and made available what it believes are the appropriate resources of hardware, people, and dollars, including the engagement of outside third parties, to ensure that the Plan will be completed.

The actions taken by management under The Year 2000 Project Plan are intended to significantly reduce PFL's risk of a material business interruption based on the Year 2000 issues. It should be noted that the Year 2000 computer problem, and its resolution, is complex and multifaceted, and any company's success cannot be conclusively known until the Year 2000 is reached. In spite of its efforts or results, PFL's ability to function unaffected to and through the Year 2000 may be adversely affected by actions, or failure to act, of third parties beyond our knowledge or control.

This statement is a Year 2000 Readiness Disclosure pursuant to Section 3(9) of the Year 2000 Information and Readiness Disclosure Act, 15 U.S.C. Section 1
(1998).

DISTRIBUTION OF THE POLICIES

AFSG Securities Corporation (member NASD) 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, is the principal underwriter of the policies. AFSG Securities Corporation is an affiliate of PFL. AFSG Securities Corporation has entered or will enter into one or more contracts with various broker-dealers for the distribution of the policies. Commissions on policy sales are paid to dealers. Commissions payable to a broker-dealer will be up to 65% of the guideline premium (and 5% of any excess premiums). In addition, certain broker-dealers may receive additional commissions and certain expense allowances based upon the attainment of specific sales volume targets and other factors. Certain broker-dealers may also receive annual continuing fees based on policy values. These commissions are not deducted from premium payments, they are paid by PFL.

PFL intends to sell policies in all states where PFL can issue the policies.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP, Washington, D.C., has provided advice on certain legal matters concerning federal securities laws in connection with the policies. All matters of Iowa law pertaining to the policy, including the validity of the policy and PFL's right to issue the policy under Iowa Insurance Law, have been passed upon by Frank A. Camp, Vice President and Division General Counsel, PFL Life Insurance Company.

IMSA

PFL is a member of the Insurance Marketplace Standards Association (IMSA). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member, we may use the IMSA logo and language in advertisements.

LEGAL PROCEEDINGS

There are no legal proceedings to which the variable account is a party or to which the assets of the variable account are subject. PFL, like other life insurance companies, is a defendant in lawsuits. In some class action and other lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, PFL believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the variable account or PFL.

EXPERTS

The statutory-basis financial statements and schedules of PFL as of December 31, 1998 and 1997 and for the three years in the period ended 1998, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, Independent Auditors, 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309, as set forth in their report thereon appearing elsewhere herein. The statutory-basis financial statements referred to above are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Actuarial matters included in this prospectus have been examined by Richard R. Greer as stated in the opinion filed as an exhibit to the registration statement.

ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the policy offered hereby. This prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the variable account, PFL and the policy offered hereby.

Statements contained in this prospectus as to the contents of the policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed. Information about the variable account can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the Commission at 1-800-SEC-0330. In addition, the Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains other information regarding the variable account.

INFORMATION ABOUT PFL'S FINANCIAL STATEMENTS

PFL's statutory-basis financial statements and schedules that are included in this prospectus should be considered only as bearing on PFL's ability to meet its obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the variable account.

PFL's financial statements for the years ended December 31, 1998, 1997 and 1996, have been prepared on the basis of statutory accounting principles, rather than generally accepted accounting principles ("GAAP").

There are no financial statements for the variable account because as of the date of this prospectus the variable account had not commenced operations, had no assets or liabilities, and had incurred no expenses.

                                   APPENDIX A

                           PAST INVESTMENT EXPERIENCE

The information provided in this section shows the historical investment experience of the portfolios and assumed investment experiences of the subaccounts based on the historical investment experience of the portfolios. It does not represent or project future investment performance. (The subaccounts are new and therefore do not have actual investment experience).

PFL may advertise the "total return" and the "average return" of the subaccounts and the portfolios. Both total return and average annual return figures are based on historical earnings and are not intended to indicate future performance.

"Total Return" for a portfolio refers to the total income generated by the portfolio minus total portfolio operating expenses plus capital gains or losses, realized or unrealized. "Total Return" for the subaccounts refers to the total income generated by the portfolio less fees and operating expenses and the variable account asset charges. "Average Annual Total Return" reflects the hypothetical annually compounded return that would have produced the same cumulative return if the portfolios or subaccount's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in the return of the portfolio, they are not the same as actual year-by-year results. Total Returns and Average Annual Total Returns do not reflect the surrender charge.

Performance information may be compared, in reports and promotional literature, to:
 .  the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial
   Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the subaccount results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;
 . other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or
 . the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the subaccount.

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

PFL may provide information on various topics of interest to you and prospective policyowners in advertising, sales literature, periodic publications, or other materials. These topics may include:
 . the relationship between sectors of the economy, the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing);
 . the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles, and hypothetical purchase and investment scenarios;
 . financial management and tax and retirement planning; and . investment alternatives to certificates of deposit and other financial instruments, including comparisons between the policies and the characteristics of and market for such financial instruments.

Total return data may be advertised based on the period of time that the portfolios have been in existence. The results for any period prior to the policies being offered will be calculated as if the policies had been offered during that period of time, with all charges assumed to be those applicable to the policies.

Portfolio Performance Data. The following portfolio performance information reflects the total income generated by the portfolio minus total portfolio operating expenses plus capital gains and losses, realized or unrealized. It does not reflect the policy or separate account charges.

                 Average Annual Total Return of the Portfolios
                               (through 12/31/98)

                                                          10 Years*
                                                           or Life    Inception
Portfolio                                1 Year  5 Years of Portfolio   Date
---------                                ------- ------- ------------ ---------
Endeavor Asset Allocation............... 18.39%  14.30%     14.36%    04/08/91
Endeavor Value Equity...................  7.56%  18.41%     16.88%    05/27/93
Endeavor Opportunity Value..............  5.18%    N/A      10.52%    11/18/96
Endeavor Enhanced Index................. 31.39%    N/A      33.27%    05/01/97
Endeavor Select 50......................   N/A     N/A      6.60%     02/03/98
Endeavor High Yield.....................   N/A     N/A     (3.10%)    06/01/98
Dreyfus Small Cap Value................. (2.18%) 11.56%     12.33%    05/04/93
Dreyfus U.S. Government Securities......  7.38%    N/A      7.10%     05/13/94
T. Rowe Price Equity Income.............  8.81%    N/A      21.59%    01/03/95
T. Rowe Price Growth Stock.............. 28.67%    N/A      28.72%    01/03/95
T. Rowe Price International Stock....... 15.44%    N/A      11.52%    03/24/95
Endeavor Janus Growth(/1/).............. 64.47%  25.20%     22.61%    10/02/86

(/1/Effective)April 30, 1999, shares of the WRL Growth Portfolio were removed and replaced with shares of the Endeavor Janus Growth Portfolio. Performance prior to May 1, 1999 reflects performance of the annuity subaccount while it was invested in the WRL Growth Portfolio.

The annualized yield for the Endeavor Money Market Portfolio for the seven days ending December 31, 1998 was 4.67%.

Subaccount Performance. Although as of the date of this prospectus the subaccounts have not commenced operations and therefore have no performance history, the following performance information of the subaccounts assumes that the subaccounts have been in operation for the same periods as the corresponding portfolio and investing in the corresponding portfolio. It reflects the total income generated by the portfolio minus total portfolio operating expenses, plus capital gains and losses, realized or unrealized, minus the premium charges (5.00%), the monthly administrative charge ($5.00), and variable account asset charges of 1.9% a year for the first 10 years.

       Average Annual Total Return of the Subaccounts (Hypothetical)
                               (through 12/31/98)

                                                        10 Years* or
                                                           Since      Inception
Portfolio                              1 Year  5 Years Inception Date   Date
---------                              ------- ------- -------------- ---------
Endeavor Asset Allocation............. 10.48%  11.10%      11.56%     04/08/91
Endeavor Value Equity.................  0.29%  15.14%      13.75%     05/27/93
Endeavor Opportunity Value............ (1.95%)   N/A       5.90%      11/18/96
Endeavor Enhanced Index............... 22.71%    N/A       27.02%     05/01/97
Endeavor Select 50....................   N/A     N/A      (0.48%)     02/03/98
Endeavor High Yield...................   N/A     N/A      (10.50%)    06/01/98
Dreyfus Small Cap Value............... (8.88%)  8.42%      9.29%      05/04/93
Dreyfus U.S. Government Securities....  0.12%    N/A       3.95%      05/13/94
T. Rowe Price Equity Income...........  1.47%    N/A       17.94%     01/03/95
T. Rowe Price Growth.................. 20.15%    N/A       25.86%     01/03/95
T. Rowe Price International Stock.....  7.70%    N/A       8.01%      03/24/95
Endeavor Janus Growth(1).............. 53.53%  21.80%      19.87%     10/02/86

(/1/Effective)April 30, 1999, shares of the WRL Growth Portfolio were removed and replaced with shares of the Endeavor Janus Growth Portfolio. Performance prior to May 1, 1999 reflects performance of the annuity subaccount while it was invested in the WRL Growth Portfolio.

* The above subaccount performance figures do not reflect the surrender charge or the cost of insurance charge, or rating or rider charges.

Performance information for any subaccount reflects only the performance of a hypothetical investment in the subaccount during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio in which the subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Actual returns may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and the different investment rates of return for the portfolios.

                                   APPENDIX B

                            ILLUSTRATION OF BENEFITS

The tables in Appendix A illustrate the way in which a policy operates. They show how the death benefit, cash value and net surrender value of a policy issued to an insured of a given age and a given premium could vary over an extended period of time assuming hypothetical gross rates of return equivalent to constant after tax annual rates of 0%, 6% and 12%. The tables illustrate the policy values that would result based on the assumptions that the premium is paid as indicated, that the owner has not requested an increase or decrease in the specified amount of the policy, and that no cash withdrawals or policy loans have been made.

The death benefits, cash values and net surrender values under a policy would be different from those shown if the actual rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above and below those averages for individual policy years. They would also differ if any policy loans were made during the period of time illustrated.

The illustrations on page 37 is based on a policy for an insured who is [a 35 year old male with annual premiums of $2,000, a $165,000 specified amount and death] benefit Option A. The illustrations on that page also assume the guaranteed premium charges and cost of insurance rates (based on the 1980 Commissioners Standard Ordinary Mortality Table).

The illustrations on page 38 are based on the same factors as those on page A-2, except that premium charges and cost of insurance charges are based on PFL's current rates.

The illustrations on page 39 and 40 are based on the same factors as the foregoing examples, but death benefit Option B is used.

The amounts shown for the death benefits, cash values and net surrender values take into account (1) the premium charge, (2) the daily variable account asset charges of 1.9% for the first 10 years and 1.3% thereafter, of the average net assets of the subaccounts; (3) estimated daily expenses equivalent to an effective arithmetic average annual expense level of 1.01% of the average daily net assets of all of the available Portfolios (based on 1998 expense levels); and (4) all applicable monthly deductions. The 1.01% expense level assumes an equal allocation of amounts among the thirteen subaccounts and is based on an average investment advisory fee and 1998 average operating expenses. Taking into account the assumed charges of 2.91%, the gross annual investment return rates of 0%, 6% and 12% are equivalent to net annual investment return rates of (2.91)%, 7.09%, and 9.09% (first 10 years).

The hypothetical returns shown in the tables are without any tax charges that may be attributable to the variable account since PFL is not currently making such charges. In order to produce after tax returns of 0%, 6% or 12% if such charges are made in the future, the variable account would have to earn a sufficient amount in excess of 0%, 6% or 12% to cover any tax charges.

The "Premium Accumulated at 5%" column of each table shows the amount which would accumulate if an amount equal to the premium were invested to earn interest at 5% per year, compounded annually.

PFL will furnish, upon request, a comparable illustration reflecting the proposed insured's age, sex, risk classification and desired plan features.

                  PFL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 35

 Specified Amount: $165,000              Asset Based Charges*: 2.91%/2.31%
 Product Type:     Standard Class Policy Annual Premium:       $2,000
 Using:            Guaranteed Mortality  Death Benefit:        Option A

              Premiums         Death Benefit              Cash Value          Net Surrender Value
             Accumulated ------------------------- ------------------------ ------------------------
                at 5%          Assuming Hypothetical Gross and Net Annual Investment Return of
  End of     ----------- ---------------------------------------------------------------------------
  Policy        Gross      0%      6%                0%      6%               0%      6%
   Year          Net     (2.91%)  3.09%  12% 9.09% (2.91%) 3.09%  12% 9.09% (2.91%) 3.09%  12% 9.09%
  ------     ----------- ------- ------- --------- ------- ------ --------- ------- ------ ---------
 1               2,100   165,000 165,000   165,000  1,447   1,548     1,650     92      93       295
 2               4,305   165,000 165,000   165,000  2,835   3,126     3,431  1,256   1,547     1,852
 3               6,620   165,000 165,000   165,000  4,159   4,731     5,351  2,496   3,068     3,688
 4               9,051   165,000 165,000   165,000  5,420   6,360     7,422  3,673   4,613     5,675
 5              11,604   165,000 165,000   165,000  6,615   8,010     9,652  4,784   6,179     7,821
 6              14,284   165,000 165,000   165,000  7,743   9,679    12,055  5,828   7,764    10,140
 7              17,098   165,000 165,000   165,000  8,800  11,363    14,641  6,801   9,364    12,642
 8              20,053   165,000 165,000   165,000  9,788  13,064    17,430  7,705  10,981    15,347
 9              23,156   165,000 165,000   165,000 10,704  14,775    20,436  8,537  12,608    18,269
10              26,414   165,000 165,000   165,000 11,549  16,498    23,680  9,297  14,247    21,429
11              29,834   165,000 165,000   165,000 12,396  18,336    27,333 10,528  16,468    25,465
12              33,426   165,000 165,000   165,000 13,173  20,196    31,306 11,721  18,745    29,855
13              37,197   165,000 165,000   165,000 13,875  22,075    35,630 12,874  21,074    34,629
14              41,157   165,000 165,000   165,000 14,503  23,974    40,343 13,986  23,457    39,825
15              45,315   165,000 165,000   165,000 15,050  25,887    45,481 15,050  25,887    45,481
16              49,681   165,000 165,000   165,000 15,514  27,812    51,092 15,514  27,812    51,092
17              54,265   165,000 165,000   165,000 15,883  29,740    57,219 15,883  29,740    57,219
18              59,078   165,000 165,000   165,000 16,149  31,664    63,916 16,149  31,664    63,916
19              64,132   165,000 165,000   165,000 16,301  33,573    71,245 16,301  33,573    71,245
20              69,439   165,000 165,000   165,000 16,325  35,456    79,274 16,325  35,456    79,274
30 (Age 65)    139,522   165,000 165,000   266,544  7,098  50,984   218,479  7,098  50,984   218,479
40 (Age 75)    253,680      *    165,000   591,419    *    42,221   552,728    *    42,221   552,728
50 (Age 85)    439,631      *       *    1,422,212    *      *    1,354,488    *      *    1,354,488
60 (Age 95)    742,526      *       *    3,180,934    *      *    3,149,439    *      *    3,149,439

----------------------------
*  In the absence of additional premium the policy will lapse.

Note--Asset Based Charges:
 .  The average fund expense charge is 1.01%
 . The variable account asset charge is 1.90% for the first ten policy years only, after that, it will be reduced to 1.30%.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return.

Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and the different investment rates of return for the fund. The death benefit, cash values and net surrender value for a policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below that average for individual policy years. No representation can be made by PFL or the fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  PFL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 35

 Specified Amount: $165,000              Asset Based Charges*: 2.91%/2.31%
 Product Type:     Standard Class Policy Annual Premium:       $2,000
 Using:            Current Mortality     Death Benefit:        Option A
                   Nonsmoker

              Premiums         Death Benefit              Cash Value            Net Surrender Value
             Accumulated ------------------------- ------------------------- -------------------------
                at 5%           Assuming Hypothetical Gross and Net Annual Investment Return of
  End of     ----------- -----------------------------------------------------------------------------
  Policy        Gross      0%      6%                0%      6%                0%      6%
   Year          Net     (2.91%)  3.09%  12% 9.09% (2.91%)  3.09%  12% 9.09% (2.91%)  3.09%  12% 9.09%
  ------     ----------- ------- ------- --------- ------- ------- --------- ------- ------- ---------
 1               2,100   165,000 165,000   165,000  1,602    1,708     1,814    247      353       459
 2               4,305   165,000 165,000   165,000  3,142    3,454     3,778  1,700    2,011     2,335
 3               6,620   165,000 165,000   165,000  4,601    5,215     5,881  3,074    3,689     4,355
 4               9,051   165,000 165,000   165,000  6,002    7,016     8,161  4,391    5,406     6,551
 5              11,604   165,000 165,000   165,000  7,346    8,857    10,634  5,651    7,163     8,939
 6              14,284   165,000 165,000   165,000  8,639   10,744    13,321  6,861    8,966    11,542
 7              17,098   165,000 165,000   165,000  9,879   12,675    16,239  8,016   10,812    14,376
 8              20,053   165,000 165,000   165,000 11,064   14,647    19,406  9,117   12,700    17,460
 9              23,156   165,000 165,000   165,000 12,194   16,662    22,847 10,164   14,632    20,817
10              26,414   165,000 165,000   165,000 13,278   18,728    26,593 11,163   16,613    24,478
11              29,834   165,000 165,000   165,000 14,396   20,959    30,833 12,637   19,200    29,074
12              33,426   165,000 165,000   165,000 15,467   23,254    35,474 14,097   21,885    34,104
13              37,197   165,000 165,000   165,000 16,493   25,618    40,557 15,546   24,672    39,610
14              41,157   165,000 165,000   165,000 17,491   28,070    46,142 17,001   27,580    45,652
15              45,315   165,000 165,000   165,000 18,457   30,608    52,276 18,457   30,608    52,276
16              49,681   165,000 165,000   165,000 19,389   33,234    59,014 19,389   33,234    59,014
17              54,265   165,000 165,000   165,000 20,254   35,921    66,391 20,254   35,921    66,391
18              59,078   165,000 165,000   165,000 21,055   38,672    74,476 21,055   38,672    74,476
19              64,132   165,000 165,000   165,000 21,782   41,484    83,342 21,782   41,484    83,342
20              69,439   165,000 165,000   165,000 22,432   44,357    93,072 22,432   44,357    93,072
30 (Age 65)    139,522   165,000 165,000   316,348 22,864   75,904   259,302 22,864   75,904   259,302
40 (Age 75)    253,680   165,000 165,000   717,425 12,256  118,733   670,491 12,256  118,733   670,491
50 (Age 85)    439,631      *    192,609 1,760,278    *    183,392 1,676,456    *    183,392 1,676,456
60 (Age 95)    742,526      *    273,661 4,065,582    *    270,884 4,025,329    *    270,884 4,025,329

----------------------------
*  In the absence of additional premium the policy will lapse.

Note--Asset Based Charges:
 .  The average fund expense charge is 1.01%
 . The variable account asset charge is 1.90% for the first ten policy years only, after that, it will be reduced to 1.30%.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return.

Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and the different investment rates of return for the fund. The death benefit, cash values and net surrender value for a policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below that average for individual policy years. No representation can be made by PFL or the fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  PFL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 35

 Specified Amount: $165,000              Asset Based Charges*: 2.91%/2.31%
 Product Type:     Standard Class Policy Annual Premium:       $2,000
 Using:            Guaranteed Mortality  Death Benefit:        Option B

              Premiums         Death Benefit              Cash Value          Net Surrender Value
             Accumulated ------------------------- ------------------------ ------------------------
                at 5%          Assuming Hypothetical Gross and Net Annual Investment Return of
  End of     ----------- ---------------------------------------------------------------------------
  Policy        Gross      0%      6%                0%      6%               0%      6%
   Year          Net     (2.91%)  3.09%  12% 9.09% (2.91%) 3.09%  12% 9.09% (2.91%) 3.09%  12% 9.09%
  ------     ----------- ------- ------- --------- ------- ------ --------- ------- ------ ---------
 1               2,100   166,443 166,543   166,644  1,443   1,543     1,644     88     188       289
 2               4,305   167,822 168,113   168,416  2,822   3,113     3,416  1,243   1,533     1,836
 3               6,620   169,135 169,703   170,320  4,135   4,703     5,320  2,472   3,040     3,657
 4               9,051   170,381 171,313   172,366  5,381   6,313     7,366  3,634   4,566     5,619
 5              11,604   171,556 172,937   174,562  6,556   7,937     9,562  4,725   6,106     7,731
 6              14,284   172,660 174,572   176,918  7,660   9,572    11,918  5,745   7,657    10,003
 7              17,098   173,687 176,213   179,441  8,687  11,213    14,441  6,688   9,214    12,441
 8              20,053   174,641 177,859   182,146  9,641  12,859    17,146  7,558  10,776    15,063
 9              23,156   175,516 179,503   185,043 10,516  14,503    20,043  8,349  12,336    17,876
10              26,414   176,314 181,144   188,148 11,314  16,144    23,148  9,063  13,893    20,897
11              29,834   177,106 182,882   191,621 12,106  17,882    26,621 10,238  16,013    24,753
12              33,426   177,820 184,620   195,365 12,820  19,620    30,365 11,368  18,169    28,914
13              37,197   178,451 186,355   199,403 13,451  21,355    34,403 12,450  20,354    33,402
14              41,157   178,999 188,083   203,758 13,999  23,083    38,758 13,482  22,566    38,241
15              45,315   179,458 189,795   208,454 14,458  24,795    43,454 14,458  24,795    43,454
16              49,681   179,823 191,486   213,517 14,823  26,486    48,517 14,823  26,486    48,517
17              54,265   180,084 193,139   218,967 15,084  28,139    53,967 15,084  28,139    53,967
18              59,078   180,229 194,741   224,830 15,229  29,741    59,830 15,229  29,741    59,830
19              64,132   180,249 196,275   231,130 15,249  31,275    66,130 15,249  31,275    66,130
20              69,439   180,128 197,720   237,891 15,128  32,720    72,891 15,128  32,720    72,891
30 (Age 65)    139,522   169,080 203,312   339,427  4,080  38,312   174,427  4,080  38,312   174,427
40 (Age 75)    253,680      *       *      534,087    *      *      369,087    *      *      369,087
50 (Age 85)    439,631      *       *      863,224    *      *      698,224    *      *      698,224
60 (Age 95)    742,526      *       *    1,316,683    *      *    1,151,683    *      *    1,151,683

----------------------------
*  In the absence of additional premium the policy will lapse.

Note--Asset Based Charges:
 .  The average fund expense charge is 1.01%
 . The variable account asset charge is 1.90% for the first ten policy years only, after that, it will be reduced to 1.30%.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return.

Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and the different investment rates of return for the fund. The death benefit, cash values and net surrender value for a policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below that average for individual policy years. No representation can be made by PFL or the fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  PFL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 35

 Specified Amount: $165,000              Asset Based Charges*: 2.91%/2.31%
 Product Type:     Standard Class Policy Annual Premium:       $2,000
                   Current Mortality
 Using:            Nonsmoker             Death Benefit:        Option B

              Premiums         Death Benefit              Cash Value          Net Surrender Value
             Accumulated ------------------------- ------------------------ ------------------------
                at 5%          Assuming Hypothetical Gross and Net Annual Investment Return of
  End of     ----------- ---------------------------------------------------------------------------
  Policy        Gross      0%      6%                0%      6%               0%      6%
   Year          Net     (2.91%)  3.09%  12% 9.09% (2.91%) 3.09%  12% 9.09% (2.91%) 3.09%  12% 9.09%
  ------     ----------- ------- ------- --------- ------- ------ --------- ------- ------ ---------
 1              12,100   166,599 166,705   166,811  1,599   1,705     1,811    244     350       456
 2               4,305   168,135 168,446   168,769  3,135   3,446     3,769  1,692   2,003     2,326
 3               6,620   169,586 170,198   170,862  4,586   5,198     5,862  3,059   3,671     4,335
 4               9,051   170,977 171,986   173,126  5,977   6,986     8,126  4,366   5,376     6,515
 5              11,604   172,307 173,810   175,575  7,307   8,810    10,575  5,613   7,115     8,880
 6              14,284   173,585 175,674   178,231  8,585  10,674    13,231  6,806   8,895    11,452
 7              17,098   174,806 177,576   181,108  9,806  12,576    16,108  7,943  10,714    14,245
 8              20,053   175,968 179,514   184,222 10,968  14,514    19,222  9,021  12,567    17,275
 9              23,156   177,072 181,486   187,593 12,072  16,486    22,593 10,042  14,455    20,563
10              26,414   178,127 183,500   191,252 13,127  18,500    26,252 11,012  16,386    24,137
11              29,834   179,210 185,668   195,379 14,210  20,668    30,379 12,451  18,909    28,620
12              33,426   180,242 187,888   199,879 15,242  22,888    34,879 13,872  21,519    33,509
13              37,197   181,224 190,164   204,787 16,224  25,164    39,787 15,277  24,217    38,840
14              41,157   182,175 192,515   210,162 17,175  27,515    45,162 16,685  27,025    44,671
15              45,315   183,091 194,939   216,043 18,091  29,939    51,043 18,091  29,939    51,043
16              49,681   183,970 197,436   222,478 18,970  32,436    57,478 18,970  32,436    57,478
17              54,265   184,773 199,968   229,477 19,773  34,968    64,477 19,773  34,968    64,477
18              59,078   185,502 202,537   237,095 20,502  37,537    72,095 20,502  37,537    72,095
19              64,132   186,148 205,131   245,380 21,148  40,131    80,380 21,148  40,131    80,380
20              69,439   186,705 207,745   254,389 21,705  42,745    89,389 21,705  42,745    89,389
30 (Age 65)    139,522   185,275 232,144   400,201 20,275  67,144   235,201 20,275  67,144   235,201
40 (Age 75)    253,680   172,186 251,515   747,168  7,186  86,515   582,168  7,186  86,515   582,168
50 (Age 85)    439,631      *    208,257 1,533,693    *    43,257 1,368,693    *    43,257 1,368,693
60 (Age 95)    742,526      *       *    3,252,217    *      *    3,087,217    *      *    3,087,217

----------------------------
*  In the absence of additional premium the policy will lapse.

Note--Asset Based Charges
 .  The average fund expense charge is 1.01%
 . The variable account asset charge is 1.90% for the first ten policy years only, after that, it will be reduced to 1.30%.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return.

Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and the different investment rates of return for the fund. The death benefit, cash values and net surrender value for a policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below that average for individual policy years. No representation can be made by PFL or the fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                   APPENDIX C

                   THE PFL ENDEAVOR VARIABLE LIFE ACCOUNT AND
                 THE "DOLLAR COST AVERAGING" INVESTMENT METHOD

The investment performance of many common stocks has generally been positive over certain relatively long periods. Common stocks have, however, also been subject to market declines, often dramatic ones, and general volatility of prices over shorter time periods. The price fluctuations of common stocks has historically been greater than that of high grade debt securities.

The relative volatility of common stock prices as compared with prices of high grade debt instruments offers both advantages and disadvantages to investors. Unfortunately, many investors who otherwise might be interested in common stocks see only the disadvantages and not the advantages of stock price fluctuation. The primary disadvantage, of course, is that price declines can be prolonged and substantial, and when this occurs, investors cannot liquidate their investments without realizing losses. Price declines, however, also offer investors important opportunities.

Opportunity arises from the fact that investors can purchase more common stock for the same amount of money than they would before prices declined. Investors may take advantage of this if they remain willing to continue investing in both rising and falling markets. The dollar cost averaging method of investing demonstrates this.

In this method of investing:
 .  Relatively constant dollar amounts are invested at regular intervals
   (monthly, quarterly, or annually),
 . Stock Market fluctuations, especially the savings on purchases from price declines, are exploited for the investor's benefit.

                        HOW DOLLAR COST AVERAGING WORKS

          Investments at   Common Stock  Shares
         Regular Intervals Market Price Purchased
         ----------------- ------------ ---------
               $150            $20         7.5
                150             15        10.0
                150             10        15.0
                150              5        30.0
                150             10        15.0
                150             15        10.0
               ----                       ----
               $900                       87.5

       Total Value of 87.5 shares @$15/share......................... $1,312.50
         Less Investment made........................................  (900.00)
                                                                      ---------
             Gain/Profit............................................. $  412.50

Though the market price has not returned to the initial high of $20 per share, dollar cost averaging has permitted the investor to purchase more shares at a savings and thus realize a significant gain. Obviously, the dollar cost averaging method only works if the investor continues to invest relatively constant amounts over a long period of time.

This plan of investing does not assure a profit or protect against a loss in declining markets; it does allow investors to take advantage of market fluctuations. Since the success of this strategy is dependent on systematic investing, purchasers should consider their ability to sustain their payments through all periods of market fluctuations.

How does the dollar cost averaging method relate to the PFL Endeavor Variable Life Insurance Policy? A policyowner may invest his or her net premium in a Sub-Account, and although a policy's value in a Sub- Account or Sub-Accounts is affected by several factors other than investment experience (e.g., cash value charges and charges against the variable account), the dollar cost averaging method can be generally applied to the policy to the extent that the policyowner pays a planned periodic premium on a regular basis and he or she allocates net premium resulting from those planned periodic premiums to the Growth Subaccount in relatively constant amounts.

                         INDEX TO FINANCIAL STATEMENTS

PFL Life Insurance Company:

Report of Independent Auditors dated February 19, 1999.
Statutory-Basis Balance Sheets at December 31, 1998 and 1997.
Statutory-Basis Statement of Operations for the years ended December 31,
 1998, 1997 and 1996.
Statutory-Basis Statement of Changes in Capital and Surplus for the years ended December 31, 1998, 1997, and 1996.
Statutory-Basis Statement of Cash Flow for the years ended December 31,
 1998, 1997, and 1996.
Notes to Statutory-Basis Financial Statements
Statutory-Basis Financial Statement Schedules

                     FINANCIAL STATEMENTS--STATUTORY BASIS

                           PFL LIFE INSURANCE COMPANY

                  Years ended December 31, 1998, 1997 and 1996
                      with Report of Independent Auditors

                           PFL LIFE INSURANCE COMPANY

                     FINANCIAL STATEMENTS--STATUTORY BASIS

                  Years ended December 31, 1998, 1997 and 1996

                                    Contents

Report of Independent Auditors..............................................   1
Audited Financial Statements
  Balance Sheets--Statutory Basis...........................................   2
  Statements of Operations--Statutory Basis.................................   3
  Statements of Changes in Capital and Surplus--Statutory Basis.............   4
  Statements of Cash Flows--Statutory Basis.................................   5
  Notes to Financial Statements--Statutory Basis............................   6
Statutory-Basis Financial Statement Schedules
  Summary of Investments--Other Than Investments in Related Parties.........  24
  Supplementary Insurance Information.......................................  25
  Reinsurance...............................................................  26

                [LETTERHEAD OF ERNST & YOUNG LLP APPEARS HERE]

                        Report of Independent Auditors

The Board of Directors
PFL Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of PFL Life Insurance Company as of December 31, 1998 and 1997, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1998. Our audits also included the accompanying statutory-basis financial statement schedules required by Article 7 of Regulation S-X. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matters described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of PFL Life Insurance Company at December 31, 1998 and 1997, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1998.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PFL Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

                                          /s/ Ernst & Young LLP

Des Moines, Iowa
February 19, 1999

                           PFL LIFE INSURANCE COMPANY

                        BALANCE SHEETS--STATUTORY BASIS
                (Dollars in thousands, except per share amounts)

                                                                  December 31
                                                             ---------------------
                                                                1998       1997
                                                             ---------- ----------
                      ADMITTED ASSETS
                      ---------------
Cash and invested assets:
 Cash and short-term investments............................ $   83,289 $   23,939
 Bonds......................................................  4,822,442  4,913,144
 Stocks:
   Preferred................................................     14,754      2,750
   Common (cost: 1998--$34,731; 1997--$33,058)..............     49,448     42,345
   Affiliated entities (cost: 1998--$8,060; 1997--$10,798)..      5,613      8,031
 Mortgage loans on real estate..............................  1,012,433    935,207
 Real estate, at cost less accumulated depreciation ($9,500
  in 1998; $8,655 in 1997):
   Home office properties...................................      8,056      8,283
   Properties acquired in satisfaction of debt..............     11,778     11,814
   Investment properties....................................     44,325     36,416
 Policy loans...............................................     60,058     57,136
 Other invested assets......................................     76,482     29,864
                                                             ---------- ----------
     Total cash and invested assets.........................  6,188,678  6,068,929
Premiums deferred and uncollected...........................     15,318     16,101
Accrued investment income...................................     65,308     69,662
Receivable from affiliate...................................        643        --
Federal income taxes recoverable............................        639        --
Transfers from separate accounts............................     70,866     60,193
Other assets................................................     29,511     37,624
Separate account assets.....................................  3,348,611  2,517,365
                                                             ---------- ----------
     Total admitted assets.................................. $9,719,574 $8,769,874
                                                             ========== ==========
            LIABILITIES AND CAPITAL AND SURPLUS
            -----------------------------------
Liabilities:
 Aggregate reserves for policies and contracts:
   Life..................................................... $1,357,175 $  884,018
   Annuity..................................................  3,925,293  4,204,125
   Accident and health......................................    205,736    169,328
 Policy and contract claim reserves:
   Life.....................................................      9,101      8,635
   Accident and health......................................     48,906     57,713
 Other policyholders' funds.................................    162,266    143,831
 Remittances and items not allocated........................     19,690    153,745
 Asset valuation reserve....................................     91,588     69,825
 Interest maintenance reserve...............................     50,575     30,287
 Federal income taxes payable...............................        --       1,889
 Short-term notes payable to affiliates.....................      9,421     16,400
 Other liabilities..........................................     76,766     75,070
 Payable for securities.....................................     57,645        --
 Payable to affiliates......................................        --      13,240
 Separate account liabilities...............................  3,342,884  2,512,406
                                                             ---------- ----------
     Total liabilities......................................  9,357,046  8,340,512
Commitments and contingencies
Capital and surplus:
 Common stock, $10 par value, 500 shares authorized, 266
  issued and outstanding....................................      2,660      2,660
 Paid-in surplus............................................    154,282    154,282
 Unassigned surplus.........................................    205,586    272,420
                                                             ---------- ----------
     Total capital and surplus..............................    362,528    429,362
                                                             ---------- ----------
     Total liabilities and capital and surplus.............. $9,719,574 $8,769,874
                                                             ========== ==========

                            See accompanying notes.

                           PFL LIFE INSURANCE COMPANY

                   STATEMENTS OF OPERATIONS--STATUTORY BASIS
                             (Dollars in thousands)

                                                 Year Ended December 31
                                            ----------------------------------
                                               1998        1997        1996
                                            ----------  ----------  ----------
Revenues:
  Premiums and other considerations, net
   of reinsurance:
    Life..................................  $  516,111  $  202,435  $  204,872
    Annuity...............................     667,920     657,695     725,966
    Accident and health...................     178,593     207,982     227,862
  Net investment income...................     446,984     446,424     428,337
  Amortization of interest maintenance re-
   serve..................................       8,656       3,645       2,434
  Commissions and expense allowances on
   reinsurance ceded......................      32,781      49,859      73,931
                                            ----------  ----------  ----------
                                             1,851,045   1,568,040   1,663,402
Benefits and expenses:
  Benefits paid or provided for:
    Life and accident and health bene-
     fits.................................     135,184     146,583     147,024
    Surrender benefits....................     732,796     658,071     512,810
    Other benefits........................     152,209     126,495     101,288
  Increase (decrease) in aggregate
   reserves for policies and contracts:
    Life..................................     473,158     149,575     140,126
    Annuity...............................    (278,665)   (203,139)    188,002
    Accident and health...................      36,407      30,059      26,790
    Other.................................      17,550      16,998      19,969
                                            ----------  ----------  ----------
                                             1,268,639     924,642   1,136,009
Insurance expenses:
  Commissions.............................     136,569     157,300     177,466
  General insurance expenses..............      48,018      57,571      57,282
  Taxes, licenses and fees................      19,166       8,715      13,889
  Net transfers to separate accounts......     265,702     297,480     171,785
  Other expenses..........................       1,016         119         526
                                            ----------  ----------  ----------
                                               470,471     521,185     420,948
                                            ----------  ----------  ----------
                                             1,739,110   1,445,827   1,556,957
                                            ----------  ----------  ----------
Gain from operations before federal income
 tax expense and net realized capital
 gains (losses) on investments............     111,935     122,213     106,445
Federal income tax expense................      49,835      43,381      41,177
                                            ----------  ----------  ----------
Gain from operations before net realized
 capital gains (losses) on investments....      62,100      78,832      65,268
Net realized capital gains (losses) on
 investments (net of related federal
 income taxes and amounts transferred to
 interest maintenance reserve)............       3,398       7,159      (3,503)
                                            ----------  ----------  ----------
Net income................................  $   65,498  $   85,991  $   61,765
                                            ==========  ==========  ==========

                            See accompanying notes.

                           PFL LIFE INSURANCE COMPANY

         STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS--STATUTORY BASIS
                             (Dollars in thousands)

                                                                        Total
                                                                       Capital
                                          Common Paid-in  Unassigned     and
                                          Stock  Surplus   Surplus     Surplus
                                          ------ -------- ----------  ---------
Balance at January 1, 1996............... $2,660 $154,129 $ 220,739   $ 377,528
  Net income.............................    --       --     61,765      61,765
  Change in net unrealized capital
   gains.................................    --       --      2,351       2,351
  Change in non-admitted assets..........    --       --       (148)       (148)
  Change in asset valuation reserve......    --       --    (10,930)    (10,930)
  Dividend to stockholder................    --       --    (20,000)    (20,000)
  Prior period adjustment................    --       --      5,025       5,025
  Surplus effect of sales of divisions...    --       --       (384)       (384)
  Surplus effect of ceding commissions
   associated with the sale of a
   division..............................    --       --         29          29
  Amendment of reinsurance agreement.....    --       --        421         421
  Change in liability for reinsurance in
   unauthorized companies................    --       --      2,690       2,690
                                          ------ -------- ---------   ---------
Balance at December 31, 1996.............  2,660  154,129   261,558     418,347
  Capital contribution...................    --       153       --          153
  Net income.............................    --       --     85,991      85,991
  Change in net unrealized capital
   gains.................................    --       --      3,592       3,592
  Change in non-admitted assets..........    --       --       (481)       (481)
  Change in asset valuation reserve......    --       --    (14,974)    (14,974)
  Dividend to stockholder................    --       --    (62,000)    (62,000)
  Surplus effect of sale of a division...    --       --       (161)       (161)
  Surplus effect of ceding commissions
   associated with the sale of a
   division..............................    --       --          5           5
  Amendment of reinsurance agreement.....    --       --        389         389
  Surplus effect of reinsurance
   agreement.............................    --       --        402         402
  Change in liability for reinsurance in
   unauthorized companies................    --       --     (1,901)     (1,901)
                                          ------ -------- ---------   ---------
Balance at December 31, 1997.............  2,660  154,282   272,420     429,362
  Net income.............................    --       --     65,498      65,498
  Change in net unrealized capital
   gains.................................    --       --      4,504       4,504
  Change in non-admitted assets..........    --       --       (260)       (260)
  Change in asset valuation reserve......    --       --    (21,763)    (21,763)
  Dividend to stockholder................    --       --   (120,000)   (120,000)
  Increase in liability for reinsurance
   in unauthorized companies.............    --       --      2,036       2,036
  Tax benefit on stock options
   exercised.............................    --       --      2,476       2,476
  Change in surplus in separate
   accounts..............................    --       --        675         675
                                          ------ -------- ---------   ---------
Balance at December 31, 1998............. $2,660 $154,282 $ 205,586   $ 362,528
                                          ====== ======== =========   =========

                            See accompanying notes.

                           PFL LIFE INSURANCE COMPANY

                   STATEMENTS OF CASH FLOWS--STATUTORY BASIS
                             (Dollars in thousands)

                                               Year Ended December 31
                                         -------------------------------------
                                            1998         1997         1996
                                         -----------  -----------  -----------
Operating Activities
Premiums and other considerations, net
 of reinsurance......................... $ 1,396,428  $ 1,119,936  $ 1,240,748
Net investment income...................     469,246      452,091      431,456
Life and accident and health claims.....    (138,249)    (154,383)    (147,556)
Surrender benefits and other fund
 withdrawals............................    (732,796)    (658,071)    (512,810)
Other benefits to policyholders.........    (152,167)    (126,462)    (101,254)
Commissions, other expenses and other
 taxes..................................    (197,135)    (225,042)    (248,321)
Net transfers to separate accounts......    (276,375)    (319,146)    (210,312)
Federal income taxes....................     (72,176)     (47,909)     (35,551)
Cash paid in conjunction with an
 amendment of a reinsurance agreement...         --        (4,826)      (5,812)
Cash received in connection with a
 reinsurance agreement..................         --         1,477          --
Other, net..............................     (93,095)      89,693      (41,677)
Net cash provided by operating
 activities.............................     203,681      127,358      368,911
Investing Activities
Proceeds from investments sold, matured
 or repaid:
  Bonds and preferred stocks............   3,347,174    3,284,095    2,112,831
  Common stocks.........................      34,564       34,004       27,214
  Mortgage loans on real estate.........     192,210      138,162       74,351
  Real estate...........................       5,624        6,897       18,077
  Cash received from ceding commissions
   associated with the sale of a
   division.............................         --             8           45
  Other.................................       7,210       57,683       22,568
                                         -----------  -----------  -----------
                                           3,586,782    3,520,849    2,255,086
Cost of investments acquired:
  Bonds and preferred stocks............  (3,251,822)  (3,411,442)  (2,270,105)
  Common stocks.........................     (36,379)     (37,339)     (29,799)
  Mortgage loans on real estate.........    (257,039)    (159,577)    (324,381)
  Real estate...........................     (11,458)      (2,013)        (222)
  Policy loans..........................      (2,922)      (2,922)      (1,539)
  Cash paid in association with the sale
   of a division........................         --          (591)        (662)
  Other.................................     (44,514)     (15,674)      (6,404)
                                         -----------  -----------  -----------
                                          (3,604,134)  (3,629,558)  (2,633,112)
                                         -----------  -----------  -----------
Net cash used in investing activities...     (17,352)    (108,709)    (378,026)
Financing Activities
Issuance (repayment) of short-term
 intercompany notes payable............. $    (6,979) $    16,400  $       --
Capital contribution....................         --           153          --
Dividends to stockholder................    (120,000)     (62,000)     (20,000)
                                         -----------  -----------  -----------
Net cash used in financing activities...    (126,979)     (45,447)     (20,000)
                                         -----------  -----------  -----------
Increase (decrease) in cash and short-
 term investments.......................      59,350      (26,798)     (29,115)
Cash and short-term investments at
 beginning of year......................      23,939       50,737       79,852
                                         -----------  -----------  -----------
Cash and short-term investments at end
 of year................................ $    83,289  $    23,939  $    50,737
                                         ===========  ===========  ===========

                            See accompanying notes.

                          PFL LIFE INSURANCE COMPANY

                NOTES TO FINANCIAL STATEMENTS--STATUTORY BASIS

                            (Dollars in thousands)
                               December 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

  PFL Life Insurance Company ("the Company") is a stock life insurance company and is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), which, in turn, is a wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"). AEGON is an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

  In connection with the sale of certain affiliated business units, the Company has assumed various blocks of business from these former affiliates through mergers. In addition, the Company has canceled or entered into several coinsurance and reinsurance agreements with affiliates and non-affiliates. The following is a description of those transactions:

 . During 1996, the Company sold its North Richland Hills, Texas health administrative operations known as The Insurance Center. The transaction resulted in the transfer of substantially all employees and office facilities to United Insurance Companies, Inc. ("UICI"). All inforce business will continue to be shared by UICI and the Company and its affiliates through the existing coinsurance agreements. After a short transition period, all new business produced by United Group Association, an independent insurance agency, will be written by the insurance subsidiaries of UICI and will not be shared with the Company and its affiliates through coinsurance arrangements. As a result of the sale, during 1996 the Company transferred $123 in assets, substantially all of which was cash, and $70 of liabilities. The difference between the assets and liabilities of $(53) plus a tax credit of $19 was charged directly to unassigned surplus. During 1997, the Company transferred $591 in assets, substantially all of which was cash and $343 of liabilities. The difference between the assets and liabilities of $(248) net of a tax credit of $87 was charged directly to unassigned surplus.

 . On January 1, 1994, the Company entered into an agreement with a non-affiliate reinsurer to annually increase reinsurance ceded (primarily group health business) by 2 1/2% through 1997. As a result, during 1996, the Company transferred $5,991 in assets, including $5,812 of cash and short-term investments and liabilities of $6,146. The difference between the assets and liabilities of $155, plus a tax credit of $266 was credited directly to unassigned surplus. During 1997, the Company transferred $5,045 in assets, including $4,826 of cash and short-term investments, and liabilities of $5,164. The difference between the assets and liabilities of $119 plus a tax credit of $270 was credited directly to unassigned surplus.

 . During 1993, the Company sold the Oakbrook Division (primarily group health business). The initial transfer of risk occurred through an indemnity reinsurance agreement. The policies will then be assumed by the reinsurer by novation as state regulatory and policyholder approvals are received. During 1996, the Company paid $539 in association with this sale; the payment, net of a tax credit of $189, was charged directly to unassigned surplus. In addition, the Company received from the third party administrator a ceding commission of one percent of the premiums collected between January 1, 1994 and December 31, 1996. As a result of the sale, in 1996, the Company received $45 for ceding commissions; the commissions net of the related tax effect of $(16) were charged directly to unassigned surplus. Also, during 1996, the Company paid $539 in association with this sale; this payment, net of a tax credit of $189, was charged directly to unassigned surplus. In 1997,

                          PFL LIFE INSURANCE COMPANY
   the Company received $8 for ceding commissions; the commissions net of the related tax effect of $3 were credited directly to unassigned surplus.

 . During 1997, the Company entered into a reinsurance agreement with a non-affiliate. As a result of the agreement, the Company received $1,480 of assets, including $1,477 of cash and short-term securities, and $861 of liabilities. The difference between the assets and liabilities of $619, net of a tax effect of $217 was credited directly to unassigned surplus.

Nature of Business

  The Company sells individual non-participating whole life, endowment and term contracts, as well as a broad line of single fixed and flexible premium annuity products. In addition, the Company offers group life, universal life, and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia. Sales of the Company's products are primarily through the Company's agents and financial institutions.

Basis of Presentation

  The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

  Significant estimates and assumptions are utilized in the calculation of aggregate policy reserves, policy and contract claim reserves, guaranty fund assessment accruals and valuation allowances on investments. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the financial statements.

  The accompanying financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa ("Insurance Department"), which practices differ in some respects from generally accepted accounting principles. The more significant of these differences are as follows: (a) bonds are generally reported at amortized cost rather than segregating the portfolio into held-to-maturity (reported at amortized cost), available-for-sale (reported at fair value), and trading (reported at fair value) classifications; (b) acquisition costs of acquiring new business are charged to current operations as incurred rather than deferred and amortized over the life of the policies; (c) policy reserves on traditional life products are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals which include a provision for possible unfavorable deviation from such assumptions; (d) policy reserves on certain investment products use discounting methodologies based on statutory interest rates rather than full account values; (e) reinsurance amounts are netted against the corresponding asset or liability rather than shown as gross amounts on the balance sheet;
(f) deferred income taxes are not provided for the difference between the financial statement and income tax bases of assets and liabilities; (g) net realized gains or losses attributed to changes in the level of interest rates in the market are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statement of operations when the sale is completed; (h) potential declines in the estimated realizable value of investments are provided for through the establishment of a formula-determined statutory investment reserve (reported as a liability), changes to which are charged directly to surplus, rather than through recognition in the statement of operations for declines in value, when such declines are judged to be other than temporary; (i) certain assets designated as "non-admitted assets" have been charged to surplus rather than being reported as assets; (j) revenues for universal life and investment products

                          PFL LIFE INSURANCE COMPANY
consist of premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; (k) pension expense is recorded as amounts are paid; (l) adjustments to federal income taxes of prior years are charged or credited directly to unassigned surplus, rather than reported as a component of expense in the statement of operations; (m) gains or losses on dispositions of business are charged or credited directly to unassigned surplus rather than being reported in the statement of operations; and (n) a liability is established for "unauthorized reinsurers" and changes in this liability are charged or credited directly to unassigned surplus. The effects of these variances have not been determined by the Company but are presumed to be material.

  In 1998, the National Association of Insurance Commissioners ("NAIC") adopted codified statutory accounting principles ("Codification"). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the State of Iowa must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. At this time, it is unclear whether the State of Iowa will adopt Codification. However, based on current guidance, management believes that the impact of Codification will not be material to the Company's statutory-basis financial statements.

Cash and Cash Equivalents

  For purposes of the statements of cash flows, the Company considers all highly liquid investments with remaining maturity of one year or less when purchased to be cash equivalents.

Investments

  Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks of unaffiliated and affiliated companies, which includes shares of mutual funds and real estate investment trusts, are carried at market value. Real estate is reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets. Other "admitted assets" are valued, principally at cost, as required or permitted by Iowa Insurance Laws.

  Net realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve ("AVR") is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under

                          PFL LIFE INSURANCE COMPANY
a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve ("IMR"), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

  Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 1998, 1997 and 1996, the Company excluded investment income due and accrued of $102, $177 and $1,541, respectively, with respect to such practices.

  The Company uses interest rate swaps and caps as part of its overall interest rate risk management strategy for certain life insurance and annuity products. The Company entered into several interest rate swap contracts to modify the interest rate characteristics of the underlying liabilities. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.

  The Company has entered into an interest rate cap agreement to hedge the exposure of changing interest rates. The cash flows from the interest rate cap will help offset losses that might occur from changes in interest rates. The cost of such agreement is included in interest expense ratably during the life of the agreement. Income received as a result of the cap agreement will be recognized in investment income as earned. Unamortized cost of the agreements is included in other invested assets.

Aggregate Policy Reserves

  Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables based on statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

  The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

  Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.50 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

  Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

                          PFL LIFE INSURANCE COMPANY

Policy and Contract Claim Reserves

  Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Separate Accounts

  Assets held in trust for purchases of variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholders. The Company received variable contract premiums of $345,319, $281,095 and $227,864 in 1998, 1997 and 1996, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge.

Stock Option Plan

  AEGON N.V. sponsors a stock option plan for eligible employees of the Company. Under this plan, certain employees have indicated a preference to immediately sell shares received as a result of their exercise of the stock options; in these situations, AEGON N.V. has settled such options in cash rather than issuing stock to these employees. These cash settlements are paid by the Company, and AEGON N.V. subsequently reimburses the Company for such payments. Under statutory accounting principles, the Company does not record any expense related to this plan, as the expense is recognized by AEGON N.V. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to surplus.

Reclassifications

  Certain reclassifications have been made to the 1997 and 1996 financial statements to conform to the 1998 presentation.

2. FAIR VALUES OF FINANCIAL INSTRUMENTS

  Statement of Financial Accounting Standard ("SFAS") No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. SFAS No. 119, Disclosures about Derivative Financial Instruments and Fair Value of Financial Instruments, requires additional disclosure about derivatives. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS No. 107 and No. 119 exclude certain financial instruments and all nonfinancial instruments from their disclosure requirements and allow companies to forego the

                          PFL LIFE INSURANCE COMPANY
disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

  The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

    Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

    Investment securities: Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities, including affiliated mutual funds and real estate investment trusts, are based on quoted market prices.

    Mortgage loans and policy loans: The fair values for mortgage loans are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal their carrying value.

    Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

    Interest rate cap and interest rate swaps: Estimated fair value of the interest rate cap is based upon the latest quoted market price. Estimated fair value of interest rate swaps are based upon the pricing differential for similar swap agreements.

  Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

                           PFL LIFE INSURANCE COMPANY

  The following sets forth a comparison of the fair values and carrying values of the Company's financial instruments subject to the provisions of SFAS No. 107 and No. 119:

                                                    December 31
                                    -------------------------------------------
                                            1998                  1997
                                    --------------------- ---------------------
                                     Carrying              Carrying
                                      Value    Fair Value   Value    Fair Value
                                    ---------- ---------- ---------- ----------
Admitted Assets
Cash and short-term investments.... $   83,289 $   83,289 $   23,939 $   23,939
Bonds..............................  4,822,442  4,900,516  4,913,144  5,046,527
Preferred stocks...................     14,754     14,738      2,750      8,029
Common stocks......................     49,448     49,448     42,345     42,345
Affiliated common stock............      5,613      5,613      8,031      8,031
Mortgage loans on real estate......  1,012,433  1,089,315    935,207    983,720
Policy loans.......................     60,058     60,058     57,136     57,136
Interest rate cap..................      4,445        725      5,618      1,513
Interest rate swaps................      1,916      6,667        --       2,546
Separate account assets............  3,348,611  3,348,611  2,517,365  2,517,365

Liabilities
Investment contract liabilities....  4,084,683  4,017,509  4,345,181  4,283,461
Separate account liabilities.......  3,271,005  3,213,251  2,452,205  2,452,205

3. INVESTMENTS

  The carrying value and estimated fair value of investments in debt securities were as follows:

                                                 Gross      Gross
                                     Carrying  Unrealized Unrealized Estimated
                                      Value      Gains      Losses   Fair Value
                                    ---------- ---------- ---------- ----------
December 31, 1998
Bonds:
  United States Government and
   agencies........................ $  150,085  $  2,841   $   321   $  152,605
  State, municipal and other
   government......................     62,948       918     1,651       62,215
  Public utilities.................    139,732     5,053     2,555      142,230
  Industrial and miscellaneous.....  2,068,086    78,141    34,493    2,111,734
  Mortgage and other asset-backed
   securities......................  2,401,591    45,185    15,044    2,431,732
                                    ----------  --------   -------   ----------
                                     4,822,442   132,138    54,064    4,900,516
Preferred stocks...................     14,754        75        91       14,738
                                    ----------  --------   -------   ----------
                                    $4,837,196  $132,213   $54,155   $4,915,254
                                    ==========  ========   =======   ==========

                          PFL LIFE INSURANCE COMPANY

                                                 Gross      Gross
                                     Carrying  Unrealized Unrealized Estimated
                                      Value      Gains      Losses   Fair Value
                                    ---------- ---------- ---------- ----------
December 31, 1997
Bonds:
  United States Government and
   agencies........................ $  188,241  $  2,562   $    21   $  190,782
  State, municipal and other
   government......................     61,532     2,584     1,774       62,342
  Public utilities.................    121,582     5,384     2,952      124,014
  Industrial and miscellaneous.....  1,955,587    85,233     7,752    2,033,068
  Mortgage and other asset-backed
   securities......................  2,586,202    55,382     5,263    2,636,321
                                    ----------  --------   -------   ----------
                                     4,913,144   151,145    17,762    5,046,527
Preferred stocks...................      2,750     5,279       --         8,029
                                    ----------  --------   -------   ----------
                                    $4,915,894  $156,424   $17,762   $5,054,556
                                    ==========  ========   =======   ==========

  The carrying value and estimated fair value of bonds at December 31, 1998, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                           Carrying  Estimated
                                                            Value    Fair Value
                                                          ---------- ----------
   Due in one year or less............................... $  151,747 $  148,410
   Due after one year through five years.................  1,211,064  1,232,329
   Due after five years through ten years................    753,543    761,787
   Due after ten years...................................    304,497    326,258
                                                          ---------- ----------
                                                           2,420,851  2,468,784
   Mortgage and other asset-backed securities............  2,401,591  2,431,732
                                                          ---------- ----------
                                                          $4,822,442 $4,900,516
                                                          ========== ==========

  A detail of net investment income is presented below:

                                                       Year Ended December 31
                                                     --------------------------
                                                       1998     1997     1996
                                                     -------- -------- --------
Interest on bonds and notes......................... $374,478 $373,496 $364,356
Dividends on equity investments.....................    1,357    1,460    1,436
Interest on mortgage loans..........................   77,960   80,266   69,418
Rental income on real estate........................    6,553    7,501    9,526
Interest on policy loans............................    4,080    3,400    3,273
Other investment income.............................    2,576      613    1,799
                                                     -------- -------- --------
Gross investment income.............................  467,004  466,736  449,808
Investment expenses.................................   20,020   20,312   21,471
                                                     -------- -------- --------
Net investment income............................... $446,984 $446,424 $428,337
                                                     ======== ======== ========

                          PFL LIFE INSURANCE COMPANY

  Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

                                                  Year Ended December 31
                                             ----------------------------------
                                                1998        1997        1996
                                             ----------  ----------  ----------
Proceeds.................................... $3,347,174  $3,284,095  $2,112,831
                                             ==========  ==========  ==========
Gross realized gains........................ $   48,760  $   30,094  $   19,876
Gross realized losses.......................     (8,072)    (17,265)    (19,634)
                                             ----------  ----------  ----------
Net realized gains.......................... $   40,688  $   12,829  $      242
                                             ==========  ==========  ==========

  At December 31, 1998, investments with an aggregate carrying value of $5,935,160 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

  Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

                                                           Realized
                                                   ---------------------------
                                                    Year Ended December 31
                                                   ---------------------------
                                                     1998      1997     1996
                                                   --------  --------  -------
Debt securities................................... $ 40,688  $ 12,829  $   242
Short-term investments............................    1,533       (19)    (197)
Equity securities.................................     (879)    6,972    1,798
Mortgage loans on real estate.....................   12,637     2,252   (5,530)
Real estate.......................................    3,176     4,252    1,210
Other invested assets.............................   (2,523)    1,632       12
                                                   --------  --------  -------
                                                     54,632    27,918   (2,465)
Tax effect........................................  (22,290)  (10,572)  (1,235)
Transfer to interest maintenance reserve..........  (28,944)  (10,187)     197
                                                   --------  --------  -------
Net realized gains (losses)....................... $  3,398  $  7,159  $(3,503)
                                                   ========  ========  =======

                                                     Change in Unrealized
                                                  ---------------------------
                                                    Year Ended December 31
                                                  ---------------------------
                                                    1998     1997     1996
                                                  --------  ------- ---------
Debt securities.................................. $(60,604) $40,289 $(115,867)
Equity securities................................    5,750    5,653     2,929
                                                  --------  ------- ---------
Change in unrealized appreciation
 (depreciation).................................. $(54,854) $45,942 $(112,938)
                                                  ========  ======= =========

  Gross unrealized gains and gross unrealized losses on equity securities were as follows:

                                                            December 31
                                                      -------------------------
                                                       1998     1997     1996
                                                      -------  -------  -------
Unrealized gains..................................... $15,980  $10,356  $ 9,590
Unrealized losses....................................  (3,710)  (3,836)  (8,723)
                                                      -------  -------  -------
Net unrealized gains................................. $12,270  $ 6,520  $   867
                                                      =======  =======  =======

                          PFL LIFE INSURANCE COMPANY

  During 1998, the Company issued mortgage loans with interest rates ranging from 5.88% to 7.86%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 90% for commercial loans and 95% for residential loans. Mortgage loans with a carrying value of $245 were non-income producing for the previous twelve months. Accrued interest of $89 related to these mortgage loans was excluded from investment income. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.

  At December 31, 1998 and 1997, the Company held a mortgage loan loss reserve in the asset valuation reserve of $16,104 and $11,985, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

                            Geographic Distribution

                                                  December 31
                                                  -------------
                                                  1998    1997
                                                  -----   -----
       South Atlantic............................    32%     29%
       E. North Central..........................    16      12
       Pacific...................................    15      15
       Mountain..................................    10      10
       Middle Atlantic...........................    10       7
       W. South Central..........................     6       9
       W. North Central..........................     5       6
       E. South Central..........................     3       8
       New England...............................     3       4

                          Property Type Distribution

                                                  December 31
                                                  -------------
                                                  1998    1997
                                                  -----   -----
       Retail....................................    35%     35%
       Office....................................    30      31
       Industrial................................    21       6
       Apartment.................................    12      14
       Other.....................................     2      14

  At December 31, 1998, the Company had no investments (excluding U.S. Government guaranteed or insured issues) which individually represented more than ten percent of capital and surplus and the asset valuation reserve.

  The Company utilizes a variety of off-balance sheet financial instruments as part of its efforts to hedge and manage fluctuations in the market value of its investment portfolio attributable to changes in general interest rate levels and to manage duration mismatch of assets and liabilities. These instruments include interest rate exchange agreements (swaps and caps), options, and commitments to extend credit and all involve elements of credit and market risks in excess of the amounts recognized in the accompanying financial statements at a given point in time. The contract or notional amounts of those instruments reflect the extent of involvement in the various types of financial instruments.

  The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e., the risk that the

                          PFL LIFE INSURANCE COMPANY
counterparty defaults after the Company has delivered funds or securities under terms of the contract) that would result in an accounting loss and replacement cost risk (i.e., the cost to replace the contract at current market rates should the counterparty default prior to settlement date). Credit loss exposure resulting from nonperformance by a counterparty for commitments to extend credit is represented by the contractual amounts of the instruments.

  At December 31, 1998 and 1997, the Company's outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

                                                                Notional Amount
                                                               -----------------
                                                                 1998     1997
                                                               -------- --------
Derivative securities:
  Interest rate swaps:
    Receive fixed--pay floating............................... $100,000 $100,000
    Receive floating (uncapped)--pay floating (capped)........   53,011   67,229
    Receive floating (LIBOR)--pay floating (S&P)..............   60,000      --
  Interest rate cap agreements................................  500,000  500,000

4. REINSURANCE

  The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

  Reinsurance assumption and cession treaties are transacted primarily with affiliates. Premiums earned reflect the following reinsurance assumed and ceded amounts:

                                                1998        1997        1996
                                             ----------  ----------  ----------
Direct premiums............................. $1,533,822  $1,312,446  $1,457,450
Reinsurance assumed.........................      2,366       2,038       1,796
Reinsurance ceded...........................   (173,564)   (246,372)   (300,546)
                                             ----------  ----------  ----------
Net premiums earned......................... $1,362,624  $1,068,112  $1,158,700
                                             ==========  ==========  ==========

  The Company received reinsurance recoveries in the amount of $173,297, $183,638 and $168,155 during 1998, 1997 and 1996, respectively. At December 31, 1998 and 1997, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $47,956 and $60,437, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 1998 and 1997 of $2,163,905 and $2,434,130, respectively.

  At December 31, 1998, amounts recoverable from unauthorized reinsurers of $55,379 (1997--$73,080) and reserve credits for reinsurance ceded of $49,835 (1997--$78,838) were associated with a single reinsurer and its affiliates. The Company holds collateral under these reinsurance agreements in the form of trust agreements totaling $106,226 at December 31, 1998 that can be drawn on for amounts that remain unpaid for more than 120 days.

                          PFL LIFE INSURANCE COMPANY

5. INCOME TAXES

  For federal income tax purposes, the Company joins in a consolidated tax return filing with certain affiliated companies. Under the terms of a tax-sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

  Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain from operations before federal income tax expense and net realized capital gains (losses) on investments for the following reasons:

                                                      Year Ended December 31
                                                      -------------------------
                                                       1998     1997     1996
                                                      -------  -------  -------
Computed tax at federal statutory rate (35%)......... $39,177  $42,775  $37,256
Tax reserve adjustment...............................     607    2,004    2,211
Excess tax depreciation..............................    (223)    (392)    (384)
Deferred acquisition costs--tax basis................  11,827    4,308    5,583
Prior year under (over) accrual......................   1,750   (1,016)    (499)
Dividend received deduction..........................  (1,053)    (941)    (454)
Charitable contribution..............................     --      (848)     --
Other items--net.....................................  (2,250)  (2,509)  (2,536)
                                                      -------  -------  -------
Federal income tax expense........................... $49,835  $43,381  $41,177
                                                      =======  =======  =======

  Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the policyholders' surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders' surplus account ($20,387 at December 31, 1998). To the extent dividends are paid from the amount accumulated in the policyholders' surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $7,135.

  The Company's federal income tax returns have been examined and closing agreements have been executed with the Internal Revenue Service through 1987. During 1996, there was a $5,025 prior period adjustment to the tax accrual. This included a $2,100 writeoff of an intangible asset for tax purposes, and a federal income tax refund of $1,829 for tax years 1984 through 1986 and related interest of $1,686, net of a tax effect of $590. An examination is underway for years 1993 through 1995.

6. POLICY AND CONTRACT ATTRIBUTES

  A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relates to liabilities established on a variety of the Company's products that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon

                           PFL LIFE INSURANCE COMPANY
the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, are summarized as follows:

                                                       December 31
                                          -------------------------------------
                                                 1998               1997
                                          ------------------ ------------------
                                                     Percent            Percent
                                                       of                 of
                                            Amount    Total    Amount    Total
                                          ---------- ------- ---------- -------
Subject to discretionary withdrawal with
 market value adjustment................. $   82,048     1%  $    8,912     0%
Subject to discretionary withdrawal at
 book value less surrender charge........    515,778     5      755,300     8
Subject to discretionary withdrawal at
 market value............................  3,211,896    34    2,454,845    27
Subject to discretionary withdrawal at
 book value (minimal or no charges or
 adjustments)............................  5,519,265    58    5,821,049    63
Not subject to discretionary withdrawal
 provision...............................    228,030     2      203,522     2
                                          ----------   ---   ----------   ---
                                           9,557,017   100%   9,243,628   100%
Less reinsurance ceded...................  2,124,769          2,372,495
                                          ----------         ----------
Total policy reserves on annuities and
 deposit fund liabilities................ $7,432,248         $6,871,134
                                          ==========         ==========

  A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                        1998     1997     1996
                                                      -------- -------- --------
Transfers as reported in the summary of operations
 of the separate accounts statement:
  Transfers to separate accounts....................  $345,319 $281,095 $227,864
  Transfers from separate accounts..................    79,808    9,819   75,172
                                                      -------- -------- --------
Net transfers to separate accounts..................   265,511  271,276  152,692
Reconciling adjustments--charges for investment
 management, administration fees and contract
 guarantees.........................................       191   26,204   19,093
                                                      -------- -------- --------
Transfers as reported in the summary of operations
 of the life, accident and health annual statement..  $265,702 $297,480 $171,785
                                                      ======== ======== ========

                          PFL LIFE INSURANCE COMPANY

  Reserves on the Company's traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 1998 and 1997, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:

                                                       Gross   Loading    Net
                                                      -------  -------  -------
December 31, 1998
Life and annuity:
  Ordinary direct first year business................ $ 3,346  $2,500   $   846
  Ordinary direct renewal business...................  21,435   6,365    15,070
  Group life direct business.........................   1,171     536       635
  Reinsurance ceded..................................  (1,367)    (44)   (1,323)
                                                      -------  ------   -------
                                                       24,585   9,357    15,228

Accident and health:
  Direct.............................................     108     --        108
  Reinsurance ceded..................................     (18)    --        (18)
                                                      -------  ------   -------
Total accident and health............................      90     --         90
                                                      -------  ------   -------
                                                      $24,675  $9,357   $15,318
                                                      =======  ======   =======

December 31, 1997
Life and annuity:
  Ordinary direct first year business................ $ 2,316  $1,698   $   618
  Ordinary direct renewal business...................  22,724   6,834    15,890
  Group life direct business.........................   1,523     646       877
  Reinsurance ceded..................................  (1,464)    (81)   (1,383)
                                                      -------  ------   -------
                                                       25,099   9,097    16,002

Accident and health:
  Direct.............................................     148     --        148
  Reinsurance ceded..................................     (49)    --        (49)
                                                      -------  ------   -------
Total accident and health............................      99     --         99
                                                      -------  ------   -------
                                                      $25,198  $9,097   $16,101
                                                      =======  ======   =======

  At December 31, 1998 and 1997, the Company had insurance in force aggregating $44,233 and $69,271, respectively, in which the gross premiums are less than the net premiums required by the standard valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $998 and $1,128 to cover these deficiencies at December 31, 1998 and 1997, respectively.

7. DIVIDEND RESTRICTIONS

  The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its parent company. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory capital and surplus as of the preceding December 31, or (b) statutory gain from operations for the preceding year. Subject to

                          PFL LIFE INSURANCE COMPANY
the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 1999, without the prior approval of insurance regulatory authorities, is $62,100.

  The Company paid dividends to its parent of $120,000, $62,000 and $20,000 in 1998, 1997 and 1996, respectively.

8. RETIREMENT AND COMPENSATION PLANS

  The Company's employees participate in a qualified benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the FASB No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $380, $422 and $1,056 for the years ended December 31, 1998, 1997 and 1996, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

  The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements, are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $233, $226 and $297 for the years ended December 31, 1998, 1997 and 1996, respectively.

  AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. AEGON also sponsors an employee stock option plan for individuals employed at least three years and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

  In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $62, $62 and $184 for the years ended December 31, 1998, 1997 and 1996, respectively.

9. RELATED PARTY TRANSACTIONS

  The Company shares certain offices, employees and general expenses with affiliated companies.

  The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 1998, 1997 and 1996, the Company paid $18,706, $18,705 and $17,028, respectively, for these services, which approximates their costs to the affiliates.

                          PFL LIFE INSURANCE COMPANY

  Payables to affiliates bear interest at the thirty-day commercial paper rate of 4.95% at December 31, 1998. During 1998, 1997 and 1996, the Company paid net interest of $1,491, $1,188 and $174, respectively, to affiliates.

  During 1997, the Company received a capital contribution of $153 in cash from its parent.

  At December 31, 1998 and 1997, the Company has short-term notes payable to an affiliate of $9,421 and $16,400, respectively. Interest on these notes accrues at rates ranging from 5.13% to 5.52% at December 31, 1998 and at 5.60% at December 31, 1997.

  During 1998, the Company issued life insurance policies to certain affiliated companies, covering the lives of certain employees of those affiliates. Premiums of $174,000 related to these policies were recognized during the year, and aggregate reserves for policies and contracts are $181,720 at December 31, 1998.

10. COMMITMENTS AND CONTINGENCIES

  The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management's opinion, after consultation with counsel and a review of available facts, that damages arising from such demands will not be material to the Company's financial position.

  The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company has established a reserve of $17,901 and $17,700 and an offsetting premium tax benefit of $7,631 and $7,984 at December 31, 1998 and 1997, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (benefit) was $1,985, $(975) and $2,617 for December 31, 1998, 1997 and 1996,
respectively.

11. YEAR 2000 (UNAUDITED)

  The term Year 2000 issue generally refers to the improper processing of dates and incorrect date calculations that might occur in computer software and hardware and embedded systems as the Year 2000 is approached. The use of computer programs that rely on two-digit date fields to perform computations and decision-making functions may cause systems to malfunction when processing information involving dates after 1999. For example, any computer software that has date-sensitive coding might recognize a code of 00 as the year 1900 rather than the year 2000.

  The Company has developed a Year 2000 Project Plan (the "Plan") to address the Year 2000 issue as it affects the Company's internal IT ("Information Technology") and non-IT systems, and to assess Year 2000 issues relating to third parties with whom the Company has critical relationships.

  The Plan for addressing internal systems generally includes an assessment of internal IT and non-IT systems and equipment affected by the Year 2000 issue; definition of strategies to address affected

                          PFL LIFE INSURANCE COMPANY
systems and equipment; remediation of identified systems and equipment; internal testing and certification that each internal system is Year 2000 compliant; and a review of existing and revised business resumption and contingency plans to address potential Year 2000 issues. The Company has remediated and tested substantially all of its mission-critical internal IT systems as of December 31, 1998. The Company continues to remediate and test certain non-critical internal IT systems, internal non-IT systems and will continue with a revalidation testing program throughout 1999.

  The Company's Year 2000 issues are more complex because a number of its systems interface with other systems not under the Company's control. The Company's most significant interfaces and uses of third-party vendor systems are in the bank, financial services and trust areas. The Company utilizes various banks to handle numerous types of financial and sales transactions. Several of these banks also provide trustee and custodial services for the Company's investment holdings and transactions. These services are critical to a financial services company such as the Company as its business centers around cash receipts and disbursements to policyholders and the investment of policyholder funds. The Company has received written confirmation from its vendor banks regarding their status on Year 2000. The banks indicate their dedication to resolving any Year 2000 issues related to their systems and services prior to December 31, 1999. The Company anticipates that a considerable effort will be necessary to ensure that its corrected or new systems can properly interface with those business partners with whom it transmits and receives data and other information (external systems). The Company has undertaken specific testing regimes with these third-party business partners and expects to continue working with its business partners on any interfacing of systems. However, the timing of external system compliance cannot currently be predicted with accuracy because the implementation of Year 2000 readiness will vary from one company to another.

  The Company does have some exposure to date-sensitive embedded technology such as micro-controllers, but the Company views this exposure as minimal. Unlike other industries that may be equipment intensive, like manufacturing, the Company is a life insurance, and financial services organization providing insurance annuities and pension products to its customers. As such, the primary equipment and electronic devices in use are computers and telephone-related equipment. This type of hardware can have date-sensitive embedded technology which could have Year 2000 problems. Because of this exposure, the Company has reviewed its computer hardware and telephone systems, with assistance from the applicable vendors, and has upgraded, or replaced, or is in the process of replacing any equipment that will not properly process date-sensitive data in the Year 2000 or beyond.

  For the Company, a reasonably likely worst case scenario might include one or more of the Company's significant policyholder systems being non-compliant. Such an event could result in a material disruption of the Company's operations. Specifically, a number of the Company's operations could experience an interruption in the ability to collect and process premiums or deposits, process claim payments, accurately maintain policyholder information, accurately maintain accounting records, and/or perform adequate customer service. Should the worst case scenario occur, it could, dependent upon its duration, have a material impact on the Company's business and financial condition. Simple failures can be repaired and returned to production within a matter of hours with no material impact. Unanticipated failures with a longer service disruption period could have a more serious impact. For this reason, the Company is placing significant emphasis on risk management and Year 2000 business resumption contingency planning in 1999 by modifying its existing business resumption and disaster recovery plans to address potential Year 2000 issues.

  The actions taken by management under the Year 2000 Project Plans are intended to significantly reduce the Company's risk of a material business interruption based on the Year 2000 issues. It should

                          PFL LIFE INSURANCE COMPANY
be noted that the Year 2000 computer problem, and its resolution, is complex and multifaceted, and any company's success cannot be conclusively known until the Year 2000 is reached. In spite of its efforts or results, the Company's ability to function unaffected to and through the Year 2000 may be adversely affected by actions (or failure to act) of third parties beyond our knowledge or control. It is anticipated that there may be problems that will have to be resolved in the ordinary course of business on and after the Year 2000. However, the Company does not believe that the problems will have a material adverse affect on the Company's operations or financial condition.

                          PFL LIFE INSURANCE COMPANY

                      SUMMARY OF INVESTMENTS--OTHER THAN
                        INVESTMENTS IN RELATED PARTIES

                               December 31, 1998
                            (Dollars in thousands)

                                  SCHEDULE I

                                                                Amount at Which
                                                       Market    Shown in the
           Type of Investment              Cost(1)     Value     Balance Sheet
           ------------------             ---------- ---------- ---------------
Fixed Maturities
Bonds:
  United States Government and government
   agencies and authorities.............. $  926,370 $  943,313   $  926,370
  States, municipalities and political
   subdivisions..........................    107,975    114,146      107,975
  Foreign governments....................     54,670     53,950       54,670
  Public utilities.......................    139,732    142,230      139,732
  All other corporate bonds..............  3,593,695  3,646,877    3,593,695
Redeemable preferred stock...............     14,754     14,738       14,754
                                          ---------- ----------   ----------
Total fixed maturities...................  4,837,196  4,915,254    4,837,196
Equity Securities
Common stocks:
  Affiliated entities....................      8,060      5,613        5,613
  Banks, trust and insurance.............      5,935      7,193        7,193
  Industrial, miscellaneous and all
   other.................................     28,796     42,255       42,255
                                          ---------- ----------   ----------
Total equity securities..................     42,791     55,061       55,061
Mortgage loans on real estate............  1,012,433               1,012,433
Real estate..............................     52,381                  52,381
Real estate acquired in satisfaction of
 debt....................................     11,778                  11,778
Policy loans.............................     60,058                  60,058
Other long-term investments..............     76,482                  76,482
Cash and short-term investments..........     83,289                  83,289
                                          ----------              ----------
Total investments........................ $6,176,408              $6,188,678
                                          ==========              ==========

-------------------------
(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

                          PFL LIFE INSURANCE COMPANY

                      SUPPLEMENTARY INSURANCE INFORMATION
                            (Dollars in thousands)

                                 SCHEDULE III

                           Future                                              Benefits,
                           Policy                                                Claims
                          Benefits           Policy and                Net     Losses and   Other
                            and     Unearned  Contract    Premium   Investment Settlement Operating Premiums
                          Expenses  Premiums Liabilities  Revenue    Income*    Expenses  Expenses* Written
                         ---------- -------- ----------- ---------- ---------- ---------- --------- --------
Year Ended December 31,
1998
Individual life......... $1,355,283 $   --     $ 8,976   $  514,194  $ 85,258  $  545,720 $ 87,455       --
Individual health.......     94,294   9,631     12,123       68,963     8,004      48,144   30,442  $ 68,745
Group life and health...     93,405  10,298     36,908      111,547    11,426      82,690   54,352   108,769
Annuity.................  3,925,293     --         --       667,920   342,296     592,085  298,222       --
                         ---------- -------    -------   ----------  --------  ---------- --------
                         $5,468,275 $19,929    $58,007   $1,362,624  $446,984  $1,268,639 $470,471
                         ========== =======    =======   ==========  ========  ========== ========
Year Ended December 31,
1997
Individual life......... $  882,003 $   --     $ 8,550   $  200,175  $ 75,914  $  211,921 $ 36,185       --
Individual health.......     62,033   9,207     12,821       63,548     5,934      37,706   29,216  $ 63,383
Group life and health...     88,211  11,892     44,977      146,694    11,888     103,581   91,568   143,580
Annuity.................  4,204,125     --         --       657,695   352,688     571,434  364,216       --
                         ---------- -------    -------   ----------  --------  ---------- --------
                         $5,236,372 $21,099    $66,348   $1,068,112  $446,424  $  924,642 $521,185
                         ========== =======    =======   ==========  ========  ========== ========
Year Ended December 31,
1996
Individual life......... $  734,350 $   --     $ 7,240   $  202,082  $ 66,538  $  197,526 $ 38,067       --
Individual health.......     39,219   8,680     13,631       55,871     5,263      32,903   29,511  $ 55,678
Group life and health...     78,418  14,702     53,486      174,781    12,877     105,459  122,953   171,320
Annuity.................  4,408,419     --         --       725,966   343,659     800,121  230,417       --
                         ---------- -------    -------   ----------  --------  ---------- --------
                         $5,260,406 $23,382    $74,357   $1,158,700  $428,337  $1,136,009 $420,948
                         ========== =======    =======   ==========  ========  ========== ========

-------------
* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                           PFL LIFE INSURANCE COMPANY

                                  REINSURANCE
                             (Dollars in thousands)

                                  SCHEDULE IV

                                                 Assumed             Percentage
                                      Ceded to    From               of Amount
                             Gross      Other     Other      Net      Assumed
                             Amount   Companies Companies   Amount     to Net
                           ---------- --------- --------- ---------- ----------
Year Ended December 31,
 1998
Life insurance in force..  $6,384,095 $438,590   $39,116  $5,984,621     .6%
                           ========== ========   =======  ==========    ===
Premiums:
  Individual life........  $  515,164 $  3,692   $ 2,366  $  513,838     .5%
  Individual health......      76,438    7,475       --       68,963    --
  Group life and health..     255,848  144,301       --      111,547    --
  Annuity................     686,372   18,096       --      668,276    --
                           ---------- --------   -------  ----------    ---
                           $1,533,822 $173,564   $ 2,366  $1,362,624     .2%
                           ========== ========   =======  ==========    ===
Year Ended December 31,
 1997
Life insurance in force..  $5,025,027 $420,519   $35,486  $4,639,994     .8%
                           ========== ========   =======  ==========    ===
Premiums:
  Individual life........  $  201,691 $  3,554   $ 2,038  $  200,175    1.0%
  Individual health......      73,593   10,045       --       63,548    --
  Group life and health..     339,269  192,575       --      146,694    --
  Annuity................     697,893   40,198       --      657,695    --
                           ---------- --------   -------  ----------    ---
                           $1,312,446 $246,372   $ 2,038  $1,068,112     .2%
                           ========== ========   =======  ==========    ===
Year Ended December 31,
 1996
Life insurance in force..  $4,863,416 $477,112   $30,685  $4,416,989     .7%
                           ========== ========   =======  ==========    ===
Premiums:
  Individual life........  $  204,144 $  3,858   $ 1,796  $  202,082     .9%
  Individual health......      68,699   12,828       --       55,871    --
  Group life and health..     390,296  215,515       --      174,781    --
  Annuity................     794,311   68,345       --      725,966    --
                           ---------- --------   -------  ----------    ---
                           $1,457,450 $300,546   $ 1,796  $1,158,700     .2%
                           ========== ========   =======  ==========    ===

                          PFL Endeavor Variable Life

                          Separate Account Financials

The PFL Endeavor Variable Life product did not commence operations as of December 31, 1998, therefore there are no separate account financials available.

                                    PART II

                          UNDERTAKING TO FILE REPORTS

  Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING

  Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                   REPRESENTATION PURSUANT TO SECTION 26(E)

  PFL Life Insurance Company hereby represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by PFL Life Insurance Company.

                      CONTENTS OF REGISTRATION STATEMENT

  This Registration Statement includes the following papers and documents:

    The facing sheet.

    A reconciliation and tie-in of information shown in the Prospectus with the items of Form N-8B-2.

    The Prospectus.

    The undertaking to file reports.

    The undertaking pursuant to Rule 484.

    Representation pursuant to Section 26(e).

    The signatures.

    Written consents of the following persons have been previously filed.

      Frank A. Camp, Esq.
      Sutherland, Asbill & Brennan LLP
      Ernst & Young, Independent Accountants
      Richard R. Greer, Actuary

    The following exhibits:

       1.A.(1) Resolution of the Board of Directors of PFL establishing the
               Account./4/
       (2)     Not applicable.
       (3)(a)  Form of Principal Underwriting Agreement./4/
       (b)     Form of Agents Contract./4/
       (c)     Commission Schedule./4/
       (4)     Not applicable.
       (5)     Form of Policy./5/
       (6)(a)  Certificate of Incorporation of PFL./1/
       (b)     By-Laws of PFL./1/
       (7)     Not applicable.
       (8)     Participation Agreements:
       (a)(1)  Among Endeavor Series Trust, Endeavor Management Co. and PFL
               Life Insurance Company./2/
       (a)(2)  Addendum No. 4 to Participation Agreement among Endeavor Series
               Trust, Endeavor Management Co., and PFL Life Insurance
               Company./4/
       (b)(1)  Among WRL Series Fund, Inc., Western Reserve Life Assurance Co.
               of Ohio, and PFL Life Insurance Company./3/
       (b)(2)  Addendum No. 4 to Participation Agreement among WRL Series Fund,
               Inc., Western Reserve Life Assurance Co. of Ohio, and PFL Life
               Insurance Company./4/
       (9)     None.
       (10)    Form of Application./5/
       2.A.    Opinion and Consent of Counsel./5/
        B.     Consent of Sutherland, Asbill & Brennan LLP./5/
       3.      Not applicable.
       4.      None.
       5.      Not applicable.
       6.      Opinion and Consent of Actuary ./5/
       7.      Consent of Independent Auditors./6/

       8.  Not applicable.
       9. Memorandum describing PFL's issuance, transfer, and redemption procedures for the Policy./4/

      10.  Performance Data Calculations/6/

----------------------------
/1/Incorporated by reference to Pre-Effective Amendment No. 2 to the Form N-3
   Registration Statement for the PFL Endeavor Target Account (File No. 333-36297), filed February 27, 1998.
/2/Incorporated by reference to Post-Effective Amendment No. 14, Exhibit No.
   6, to the Form N-1A Registration Statement for the Endeavor Series Trust (File No. 33-27352), filed on April 29, 1996.
/3/Incorporated by reference to Post-Effective Amendment No. 1 to the Form N-4
   Registration Statement for PFL Life Variable Annuity Account A (File No. 333-26209), filed on April 29, 1998.
/4/Filed with Pre-Effective Amendment No. 1 to the Form S-6 Registration
   Statement for PFL Endeavor Variable Life Account (File No. 33-92226), filed on July 10, 1998.

/5/Filed with Pre-Effective Amendment No. 2 to Form S-6 Registration Statement for PFL Endeavor Variable Life Account (File No. 33-92226), filed on September 10, 1998.

/6/Filed herewith.

                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Act of 1933, the registrant, PFL Endeavor Variable Life Account, has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Cedar Rapids, IA on the 27th day of April, 1999.


                                    PFL ENDEAVOR VARIABLE LIFE ACCOUNT
(Seal)                              PFL LIFE INSURANCE COMPANY
                                    Depositor

                                    /s/  William L. Busler
                                    ----------------------------------
                                    William L. Busler
                                    President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                                   Title                 Date
                                   -----                 ----
/s/  Patrick S. Baird              Director              April 27, 1999
-----------------------
Patrick S. Baird


/s/  Craig D. Vermie               Director              April 27, 1999
-----------------------
Craig D.  Vermie


/s/  William L. Busler             Director              April 27, 1999
-----------------------  (Principal Executive Officer)
William L. Busler


/s/  Larry N. Norman               Director              April 27, 1999
-----------------------
Larry N. Norman


/s/  Douglas C. Kolsrud            Director              April 27, 1999
-----------------------
Douglas C. Kolsrud


/s/  Robert J. Kontz               Corporate Controller  April 27, 1999
-----------------------
Robert J. Kontz


/s/  Brenda K. Clancy              Treasurer             April 27, 1999
-----------------------
Brenda K. Clancy

                                                                Registration No.
                                                                        33-92226




                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 ---------------

                                    EXHIBITS

                                       TO

                                    FORM S-6

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       FOR

                       PFL ENDEAVOR VARIABLE LIFE ACCOUNT

                                 ---------------

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.    Description of Exhibit                             Page No.*
-----------    ----------------------                             ---------

7.             Consent of Independent Auditors

10.            Performance Data Calculations









---------------------------
* Page numbers included only in manually executed original.